UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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The Walt Disney Company
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Notice of 2017 Annual Meeting and Proxy Statement

January 13, 2017

Dear Fellow Shareholder,

I am pleased to invite you to our 2017 Annual Meeting of shareholders, which will be held on Wednesday, March 8, 2017, at 10 a.m. at the Bellco Theatre at the Colorado Convention Center in Denver, Colorado.

At the meeting, we will be electing 11 members of our Board of Directors. We will also be considering ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants, an advisory vote to approve executive compensation, an advisory vote on the frequency of votes on executive compensation and two shareholder proposals.

You may vote your shares using the Internet or the telephone by following the instructions on page 66 of the proxy statement. Of course, you may also vote by returning a proxy card or voting instruction form if you received a paper copy of this proxy statement.

If you wish to attend the meeting in person, you will need to obtain an admission ticket in advance. You can obtain a ticket by following the instructions on page 67 of the proxy statement. If you cannot attend the meeting, you can still listen to the meeting, which will be webcast and available on our Investor Relations website.

Thank you very much for your continued interest in The Walt Disney Company.

Sincerely,

Robert A. Iger
Chairman and Chief Executive Officer

The Walt Disney Company Notice of 2017 Annual Meeting

The 2017 Annual Meeting of shareholders of The Walt Disney Company will be held:

  Wednesday, March 8, 2017
  10:00 a.m. Local Time
  Bellco Theatre at the Colorado Convention Center
  700 14th Street
  Denver, Colorado 80202

The items of business are:

  1.
  Election of the eleven nominees named in the proxy statement as Directors, each for a term of one year.
  2.
  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal 2017.
  3.
  Consideration of an advisory vote to approve executive compensation.
  4.
  Consideration of an advisory vote on the frequency of votes on executive compensation.
  5.
  Consideration of up to two shareholder proposals, if presented.

Shareholders of record of Disney common stock (NYSE: DIS) at the close of business on January 9, 2017, are entitled to vote at the meeting and any postponements or adjournments of the meeting. A list of these shareholders is available at the offices of the Company in Burbank, California.

January 13, 2017
Burbank, California

Alan N. Braverman
Senior Executive Vice President,
General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 8, 2017

The proxy statement and annual report to shareholders and the means to vote by Internet are available at www.ProxyVote.com.

Your Vote is Important

Please vote as promptly as possible by using the Internet or telephone or by signing, dating and returning the Proxy Card mailed to those who receive paper copies of this proxy statement.

The Walt Disney Company (500 South Buena Vista Street, Burbank, California 91521) is providing you with this proxy statement relating to its 2017 Annual Meeting of shareholders. We began mailing a notice on January 13, 2017 containing instructions on how to access this proxy statement and our annual report online, and we also began mailing a full set of the proxy materials to shareholders who had previously requested delivery of the materials in paper copy. References to "the Company" or "Disney" in this Proxy Statement refer to The Walt Disney Company and its consolidated subsidiaries.

The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement

Proxy Summary

Proposals to be Voted On

The following proposals will be voted on at the Annual Meeting of shareholders.

		For More Information	Board Recommendation
Proposal 1: Election of eleven directors		Pages 55 to 59	For Each Nominee
Susan E. Arnold	Aylwin B. Lewis
John S. Chen	Robert W. Matschullat
Jack Dorsey	Mark G. Parker
Robert A. Iger	Sheryl K. Sandberg
Maria Elena Lagomasino	Orin C. Smith
Fred H. Langhammer
Proposal 2:		Page 60	For
Ratification of appointment of independent registered public accountants
Proposal 3:		Page 60	For
Advisory resolution on executive compensation
Proposal 4:		Page 61	For annual vote
Advisory vote on frequency of votes on executive compensation
Proposal 5:		Pages 61 to 63	Against
Shareholder proposal requesting an annual report disclosing information regarding the Company's lobbying policies and activities
Proposal 6:		Pages 63 to 65	Against
Shareholder proposal requesting the Board amend the Company's Bylaws relating to proxy access to increase the number of permitted nominees, remove the limit on aggregating shares to meet the shareholding requirement, and remove the limitation on renomination of persons based on votes in a prior election

You may cast your vote in any of the following ways:

Internet		Phone	Mail	In Person
Visit www.ProxyVote.com. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	You can scan this QR code to vote with your mobile phone. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	Call 1-800-690-6903 or the number on your voter instruction form. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.	See below regarding Attendance at the Meeting.

Attendance at the Meeting

If you plan to attend the meeting, you must be a shareholder on the record date and obtain an admission ticket in advance following the instructions set forth on page 67 of this proxy statement. Tickets will be available to registered and beneficial owners and to one guest accompanying each registered or beneficial owner.

Requests for admission tickets will be processed in the order in which they are received and must be requested no later than March 7, 2017. Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver's license or passport with their admission ticket. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

Proxy Summary

Proxy Summary

This summary provides highlights of certain information in this proxy statement. As it is only a summary, please review the complete proxy statement and 2016 annual report before you vote.

Executive compensation in fiscal 2016 reflected the successful execution of the important strategic priorities of successfully relaunching the Star Wars franchise and opening Shanghai Disney Resort, which contributed to another year of record financial performance and set the stage for long-term future growth.

Fiscal 2016 Performance

In fiscal 2016, the Company continued to deliver consistent strong growth in our key financial metrics. This growth was driven in part by the record-breaking performance of the relaunched Star Wars franchise, but also reflected continued strength across all our operating businesses.

This sustained strong performance has resulted in compounded annual growth rates (CAGR) between fiscal 2014 and fiscal 2016 of 16% in diluted earnings per share (EPS), 12% in net income, 10% in segment operating income, and 7% in revenue.

    Growth Rates

  *
  For a reconciliation of segment operating income to net income, see Annex A.
The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 1

Operating income increased dramatically in the Studio Segment, reflecting the extraordinarily successful relaunch of the Star Wars franchise along with continued strength of the rest of the slate. The Parks and Resorts segment saw continued strong growth, with more modest growth in the Consumer Products & Interactive Media segment. Results in the Media Networks Segment were comparable to fiscal 2015 as year-over-year comparisons were impacted by the benefit of an additional week of operating income in the prior year due to our fiscal calendar.

        Change in Operating Income by Segment

Consistent strong financial performance has helped drive strong total shareholder return (TSR) over the last three-, five-, and ten-year periods relative to the S&P 500. Disney's one-year TSR lagged the S&P 500 in fiscal 2016 after outperforming the S&P 500 by 143 percentage points over the previous five years.

        1-, 3-, 5- and 10-Year TSR, DIS vs. S&P 500

We also significantly outperformed our Media Industry Peers (used for benchmarking purposes as described on page 19) for the three-, five-, and ten-year periods.

2 Proxy Summary

        1-, 3-, 5- and 10-Year TSR, DIS vs. Media Industry Peers

  *
  Market cap-weighted TSR for The Walt Disney Company, CBS, Twenty-First Century Fox, Time Warner, Viacom, and Comcast

This outperformance is even greater if Disney itself is excluded from the Media Industry Peers, as the TSR for the other companies was 16%, 163% and 139% for the three-, five-, and ten-year periods.

Compensation Structure and Philosophy

We summarize the Compensation Committee's compensation philosophy and address Mr. Iger's fiscal 2016 compensation below. We provide a more detailed explanation of our compensation program, Mr. Iger's compensation and the compensation of other named executive officers in the Compensation Discussion and Analysis beginning on page 19.

The Compensation Committee firmly believes in pay-for-performance. Over 90% of Mr. Iger's target annual total direct compensation depends on the Company's financial results and the performance of Disney stock.

Base salary is the only fixed element of Mr. Iger's annual compensation. Substantially all other annual compensation breaks into the following performance-based categories:

•
A performance-based annual cash bonus opportunity that is:
(a)
70% dependent on achievement of performance against four financial measures (segment operating income, adjusted EPS, after-tax free cash flow, and return on invested capital), all of which the Compensation Committee believes drive long-term shareholder value creation; and
(b)
30% dependent on the Compensation Committee's assessment of individual contributions toward achievement of qualitative goals tied to the Company's strategic priorities.
•
An annual equity award, which for the Chief Executive Officer is comprised of 50% options and 50% performance-based units. The realized option value depends on the performance of Disney stock and the realized performance-unit value depends on three-year achievement of relative TSR and EPS performance.
The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 3

Fiscal 2016 Chief Executive Officer Compensation

Over the course of his tenure as Chief Executive Officer, Mr. Iger has driven spectacular financial performance and created significant shareholder value, with Disney's market capitalization increasing 223% from $45.8 billion when Mr. Iger became Chief Executive Officer in October 2005 to $147.8 billion at the end of fiscal 2016. Since fiscal 2005, Disney has achieved exceptional financial performance highlighted by:

•
13% compounded annual growth in income from continuing operations attributable to Disney
•
15% compounded annual growth in diluted EPS
•
350% increase in total shareholder return, illustrating significant outperformance relative to the S&P 500 and Media Industry Peers, whose total returns increased 123% and 187% respectively, over this period

      Income from Continuing Operations Attributable to Disney

      Diluted EPS (Reported)

      TSR from Sept. 30, 2005 — Sept. 30, 2016

  *
  Market cap-weighted TSR for The Walt Disney Company, CBS, Twenty-First Century Fox, Time Warner, Viacom, and Comcast
4 Proxy Summary

Against the backdrop of this track record of consistent strong performance, the Compensation Committee made the following decisions with respect to Mr. Iger's fiscal 2016 compensation.

Salary: The Compensation Committee left Mr. Iger's annual salary rate for fiscal 2016 unchanged, though the amount he received during the fiscal year decreased by a small amount because fiscal 2015 had 53 weeks whereas fiscal 2016 had 52 weeks.

Equity Awards: The Compensation Committee left the value of Mr. Iger's equity awards for fiscal 2016 approximately equal to the values in fiscal 2015, 2014, 2013 and 2012. Half of this equity award is in the form of performance-based stock units and half is in the form of stock options.

Non-Equity Incentive Plan Compensation: Mr. Iger's performance-based cash bonus of $20.0 million reflects performance against the four financial performance measures and qualitative goals as discussed below:

•
Financial Performance Measures:  The Compensation Committee sets aggressive performance ranges for the four financial performance measures that are used to determine 70% of each named executive officer's bonus award and which require overall growth in financial performance in order to maintain or exceed prior-year bonus levels.

  In establishing these ranges for fiscal 2016, the Compensation Committee increased both the high and the low end of each range (by as much as 24% in the case of the high end of the EPS range) except for the after-tax free cash flow measure (which was relatively unchanged due to its broad range). Taken together, these ranges thus challenged management to continue achieving substantial growth in fiscal 2016 in order to maximize bonus opportunities.

  The Company delivered strong financial performance against these financial measures:

  o
  Segment operating income grew 7% on top of 13% growth in fiscal 2015 and 21% growth in fiscal 2014.
  o
  Adjusted EPS grew 11% on top of 19% growth in fiscal 2015 and 27% growth in fiscal 2014.
  o
  Return on invested capital grew 60 basis points to 14.0% after growing 130 basis points in fiscal 2015.
  o
  After-tax free cash flow grew 16% to $10.3 billion, compared with growth of 17% in fiscal 2015 and growth of 1% in fiscal 2014.
The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 5

  This strong performance resulted in performance factors that ranged from 141% to 165% across the four measures. The weighted average of the four financial performance factors was 152%.

  Reconciliations of segment operating income and adjusted EPS are set forth in Annex A. Return on invested capital and after-tax free cash flow are calculated as set forth on page 29.

•
Other Performance Factor:  In setting the other performance factor for Mr. Iger, the Compensation Committee considered Mr. Iger's outstanding leadership in accomplishing two key strategic objectives that are expected to contribute significantly to future growth: the exceptional success of the Company's relaunch of the Star Wars franchise and the historic and successful opening of Shanghai Disney Resort. In addition, the Compensation Committee considered Mr. Iger's continued strategic leadership of the Company in advancing synergies and creative successes across the entire Company, sustaining strong financial performance and positioning the Company for robust long-term growth. Key accomplishments demonstrating this leadership included overall record-breaking Studio performance, positioning the Company to respond to and capitalize on changing patterns of media consumption enabled by technology through delivery of programming on emerging platforms, and continued emphasis on diversity. In addition, the Company was recognized by Fortune as one of the world's most admired companies and continued to achieve the highest ranking among media and entertainment companies in several independent studies. Taking all this into account, the Compensation Committee applied a factor of 202% to Mr. Iger's qualitative performance in fiscal 2016 versus 186% in fiscal 2015.

Despite continued strong growth and record performance, and Mr. Iger's outstanding leadership and successful execution of two key long-term strategic priorities, Mr. Iger's bonus declined $2.3 million compared to fiscal 2015, because Company growth for fiscal 2016 was not quite as strong as the Company's growth in fiscal 2015, and the performance ranges set by the Compensation Committee required greater overall growth in fiscal 2016 to maximize bonus opportunities. The following chart shows how changes in Mr. Iger's bonus were driven by performance against the Compensation Committee's performance goals (reflected in the weighted average of the financial and other performance factors multiplied by the target bonus) over the last three years.

6 Proxy Summary

The rigor of the program and pay for performance alignment is further demonstrated in a comparison of the Company's performance and Mr. Iger's compensation over the last three years. As shown below, the Company's adjusted EPS grew at a compound annual growth rate of 15% from fiscal 2014 to fiscal 2016 and operating income grew at a compound annual growth rate of 10% over the period. Despite this strong growth, Mr. Iger's incentive bonus award decreased 6% and his total compensation decreased 3% on a compounded basis over this period.

	FY2014	FY2015	FY2016	Compounded Growth FY14-FY16
Adjusted EPS	$4.32	$5.15	$5.72	15%

Segment Operating Income ($M)	$13,005	$14,681	$15,721	10%

Mr. Iger's Cash Bonus	$22,810,000	$22,340,000	$20,000,000	(6%	)

Mr. Iger's Total Compensation	$46,497,018	$44,913,614	$43,882,396	(3%	)

*
Reconciliations of segment operating income to net income and adjusted EPS to reported EPS (diluted EPS) are set forth in Annex A.

Additional details on our compensation program and fiscal 2016 compensation can be found in the Executive Compensation section of this proxy statement beginning on page 19.

Advisory Vote on Frequency of Advisory Votes on Executive Compensation

The Board recommends that shareholders approve the continued annual advisory vote on executive compensation. Regulations permit these votes to be held either every one, two or three years, but an annual vote is normal at most companies, and the Board believes that the annual vote continues to be appropriate at Disney as well.

The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 7

Shareholder Proposals

In this year's proxy statement, you will find two shareholder proposals, one seeking additional disclosure regarding lobbying expenses and one requesting changes to our proxy access bylaw.

•
Lobbying Disclosure:  The proposal requests the Company to provide additional disclosure regarding its political activities, including information regarding its lobbying activities. The Company already provides substantial disclosure regarding our political activities, and the additional requested disclosure would exceed that provided by many other companies, putting the Company at a disadvantage without providing meaningful new information to shareholders. The Board therefore recommends that you vote against this proposal.

•
Proxy Access Amendments:  The proposal requests three changes to our proxy access bylaw: increasing the maximum number of directors that can be nominated to 25% of the Board; removing the limit on the number of shareholders that can be aggregated to reach the 3% threshold for submitting nominees; and removing the limitation on repeat nominations of candidates who receive less than a 25% favorable vote. The Board believes that these changes, which are outside the mainstream of current proxy access bylaws, are unnecessary and would disrupt the balanced approach reflected in our current bylaws (including the recent amendment setting the maximum number of nominees at the greater of two persons and 20% of the Board), and therefore recommends that you vote against this proposal.

You can read our detailed positions on these proposals on pages 61 to 65.

8 Proxy Summary

Corporate Governance and Board Matters

Governing Documents

The Board of Directors has adopted Corporate Governance Guidelines, which set forth a flexible framework within which the Board, assisted by its Committees, directs the affairs of the Company. The Guidelines address, among other things, the composition and functions of the Board of Directors, director independence, stock ownership by and compensation of Directors, management succession and review, Board leadership, Board Committees and selection of new Directors.

The Company has Standards of Business Conduct, which are applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Board has a separate Code of Business Conduct and Ethics for Directors, which contains provisions specifically applicable to Directors.

Each Committee on the Board of Directors is governed by a charter adopted by the Board of Directors.

The Corporate Governance Guidelines, the Standards of Business Conduct, the Code of Business Conduct and Ethics for Directors and each of the Committee charters are available on the Company's Investor Relations website under the "Corporate Governance" heading at www.disney.com/investors and in print to any shareholder who requests them from the Company's Secretary. If the Company amends or waives the Code of Business Conduct and Ethics for Directors or the Standards of Business Conduct with respect to the principal executive officer, principal financial officer or principal accounting officer, it will post the amendment or waiver at the same location on its website.

The Board of Directors

The current members of the Board of Directors are:

Susan E. Arnold	Aylwin B. Lewis
John S. Chen	Robert W. Matschullat
Jack Dorsey	Mark G. Parker
Robert A. Iger	Sheryl K. Sandberg
Maria Elena Lagomasino	Orin C. Smith
Fred H. Langhammer

The Board met ten times during fiscal 2016. Each current Director attended at least 75% of all of the meetings of the Board and Committees on which he or she served that occurred while he or she served on the Board or the Committees. All current directors attended the Company's 2016 annual shareholders meeting. Under the Company's Corporate Governance Guidelines, each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending annual and special meetings of the shareholders of the Company, and meetings of the Board and Committees of which he or she is a member.

Board Leadership

The Company's Corporate Governance Guidelines specify that the Chairman of the Board shall in the normal course be an independent Director, unless the Board determines that, in light of the circumstances then present when any such decision is made, a different structure would better serve the best interests of the shareholders. The Guidelines also provide that the Board will disclose in each proxy statement the reasons for a different arrangement and appoint an independent Director as Lead Director with duties and responsibilities detailed in the Corporate Governance Guidelines.

Mr. Iger has served as Chairman since March of 2012, when he assumed that position upon the retirement of John Pepper who had previously served as Chairman. In making Mr. Iger Chairman, the Board determined that doing so would promote a number of important objectives: it would add a substantial strategic perspective to the Chair position and put in place an effective plan for the future transition of leadership while at the same time providing important continuity to Board leadership. In making these judgments, the Board took into account its evaluation of Mr. Iger's performance as

Continues on next page ►

The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 9

Chief Executive Officer and President, his very positive relationships with the other members of the Board of Directors and the strategic vision and perspective he would bring to the position of Chairman. The Board was uniformly of the view that Mr. Iger would provide excellent leadership of the Board in the performance of its duties and that naming him as Chairman would serve the best interests of shareholders.

Mr. Iger's employment agreement provides that he will serve as Chief Executive Officer and Chairman through the end of its term. Each year, the independent members of the Board determine whether to elect Mr. Iger Chairman in accordance with the employment agreement. In doing so, the Board considers whether Mr. Iger's continuing to serve as both Chairman and Chief Executive Officer would be in the best interests of shareholders. Based on the demonstrated success of this structure to date, both in terms of the functioning of the Board and the growth of the Company, and the continued benefits of retaining Mr. Iger's strategic perspective in the position of Chairman, the Board has concluded that Mr. Iger's continuing service as Chairman remains in the best interests of shareholders and that, absent an unexpected change in circumstances, he should continue to serve in the role through the term of his agreement.

At the time Mr. Iger became Chairman, the Board unanimously elected Orin Smith as independent Lead Director. The duties of the independent Lead Director were expanded in connection with the appointment of Mr. Iger as Chairman, and were further expanded in 2013 based on feedback from investors regarding Lead Director duties. The duties of the Lead Director are as follows:

•
Preside at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of non-management or independent Directors;

•
Call meetings of the independent or non-management Directors;
•
Serve as liaison between the Chairman and the independent and non-management Directors;
•
Advise as to the scope, quality, quantity and timeliness of information sent to the Board of Directors;
•
In collaboration with the Chief Executive Officer and Chairman, and with input from other members of the Board, develop and have final authority to approve meeting agendas for the Board of Directors, including assurance that there is sufficient time for discussion of all agenda items;
•
Organize and lead the Board's annual evaluation of the Chief Executive Officer;
•
Be responsible for leading the Board's annual self-assessment;
•
Be available for consultation and direct communication upon the reasonable request of major shareholders;
•
Advise Committee Chairs with respect to agendas and information needs relating to Committee meetings;
•
Provide advice with respect to the selection of Committee Chairs; and
•
Perform such other duties as the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities.

At the unanimous request of the Board, Mr. Smith, who has reached the Board's retirement age, has agreed to be renominated for re-election to the Board and to serve as a Director and independent Lead Director to provide continuity of leadership in light of the Board's ongoing CEO succession process.

Committees

The Board of Directors has four standing committees: Audit, Governance and Nominating, Compensation and

Executive. Information regarding these committees is provided below.

Audit Committee

John S. Chen Fred H. Langhammer Aylwin B. Lewis Robert W. Matschullat (Chair)	The functions of the Audit Committee are described below under the heading "Audit Committee Report." The Audit Committee met seven times during fiscal 2016. All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company's Corporate Governance Guidelines. The Board has determined that each of the members of the Committee is qualified as an audit committee financial expert within the meaning of SEC regulations and that they have accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange.
10

Corporate Governance and Board Matters

Governance and Nominating Committee

Jack Dorsey Robert W. Matschullat Sheryl K. Sandberg Orin C. Smith (Chair)	The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company's Corporate Governance Guidelines. In addition, the Committee assists the Board in developing criteria for open Board positions, reviews background information on potential candidates and makes recommendations to the Board regarding such candidates. The Committee also reviews and approves transactions between the Company and Directors, officers, 5% shareholders and their affiliates under the Company's Related Person Transaction Approval Policy, supervises the Board's annual review of Director independence and the Board's annual self-evaluation, makes recommendations to the Board with respect to compensation of non-executive members of the Board of Directors, makes recommendations to the Board with respect to Committee assignments and oversees the Board's director education practices. The Committee met six times during fiscal 2016. All of the members of the Governance and Nominating Committee are independent within the meaning of the listing standards of the New York Stock Exchange and the Company's Corporate Governance Guidelines.

Compensation Committee

Susan E. Arnold (Chair) Maria Elena Lagomasino Aylwin B. Lewis Orin C. Smith	The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer, evaluating the performance of the Chief Executive Officer and, either as a committee or together with the other independent members of the Board, determining and approving the compensation level for the Chief Executive Officer. The Committee is also responsible for making recommendations to the Board regarding the compensation of other executive officers and certain compensation plans, and the Board has also delegated to the Committee the responsibility for approving these arrangements. Additional information on the roles and responsibilities of the Compensation Committee is provided under the heading "Compensation Discussion and Analysis," below. In fiscal 2016, the Compensation Committee met six times. All of the members of the Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company's Corporate Governance Guidelines.

Executive Committee

Robert A. Iger Orin C. Smith (Chair)	The Executive Committee serves primarily as a means for taking action requiring Board approval between regularly scheduled meetings of the Board. The Executive Committee is authorized to act for the full Board on matters other than those specifically reserved by Delaware law to the Board. In practice, the Committee's actions are generally limited to matters such as the authorization of routine transactions including corporate credit facilities and borrowings. In fiscal 2016, the Executive Committee held no meetings.

The Board's Role in Risk Oversight

As noted in the Company's Corporate Governance Guidelines, the Board, acting directly or through Committees, is responsible for "assessing major risk factors relating to the Company and its performance" and "reviewing measures to address and mitigate such risks." In discharging this responsibility, the Board, either directly or through Committees, assesses both (a) risks that relate to the key economic and market assumptions that inform the Company's business plans and growth strategies and (b) significant operational risks related to the conduct of the Company's day-to-day operations.

Risks relating to the market and economic assumptions that inform the Company's business plans and growth strategies are specifically addressed with respect to each business unit in connection with the Board's annual review of the Company's five-year plan. The Board also has the opportunity to address such risks at each Board

Continues on next page ►

The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 11

meeting in connection with its regular review of significant business and financial developments. The Board reviews risks arising out of specific significant transactions when these transactions are presented to the Board for review or approval.

Significant operational risks that relate to on-going business operations are the subject of regularly scheduled reports to either the full Board or one of its committees. The Board acting through the Audit Committee periodically reviews whether these reports appropriately cover the significant risks that the Company may then be facing.

Each of the Board's committees addresses risks that fall within the committee's areas of responsibility. For example, the Audit Committee periodically reviews the audit plan of the internal audit department, the international labor standards compliance program, the Company's information technology risks and mitigation strategies, the tax function, treasury operations (including insurance) and the Company's standards of business conduct compliance program. In addition, the Audit Committee receives regular reports from: corporate controllership and the outside auditor on financial reporting matters; the internal audit department about significant findings; and the general counsel regarding legal and regulatory risks. The Audit Committee reserves time at each meeting for private sessions with the chief financial officer, general counsel, head of the internal audit department and outside auditors. The Compensation Committee addresses risks arising out of the Company's executive compensation programs as described at pages 24 to 25, below.

The independent Lead Director promotes effective communication and consideration of matters presenting significant risks to the Company through his role in developing the Board's meeting agendas, advising committee chairs, chairing meetings of the independent Directors and facilitating communications between independent Directors and the Chief Executive Officer.

Director Selection Process

Working closely with the full Board, the Governance and Nominating Committee develops criteria for open Board positions. In developing these criteria, the Committee takes into account a variety of factors, which may include: the current composition of the Board and expected retirements from the Board; the range of talents, experiences and skills that would best complement those already represented on the Board; the balance of management and independent Directors; and the need for financial or other specialized expertise. Applying these criteria, the Committee considers candidates for Board membership suggested by Committee members, other Board members, management, and shareholders. The Committee retains a third-party executive search firm to identify and review candidates upon request of the Committee from time to time.

Once the Committee has identified a prospective nominee — including prospective nominees recommended by shareholders — it makes an initial determination as to whether to conduct a full evaluation. In making this determination, the Committee takes into account the information provided to the Committee with the recommendation of the candidate, as well as the Committee's own knowledge and information obtained through inquiries to third parties to the extent the Committee deems appropriate. The preliminary determination is based primarily on the need for additional Board members and the likelihood that the prospective nominee can satisfy the criteria that the

Committee has established. If the Committee determines, in consultation with the Chairman of the Board and other Directors as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee's background and experience and to report its findings to the Committee. The Committee then evaluates the prospective nominee against the specific criteria that it has established for the position, as well as the standards and qualifications set out in the Company's Corporate Governance Guidelines, including:

•
the ability of the prospective nominee to represent the interests of the shareholders of the Company;
•
the prospective nominee's standards of integrity, commitment and independence of thought and judgment;
•
the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee's service on other public company boards, as specifically set out in the Company's Corporate Governance Guidelines;
•
the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;
•
the extent to which the prospective nominee helps the Board reflect the diversity of the Company's shareholders, employees, customers and guests and the communities in which it operates; and
12

Corporate Governance and Board Matters

•
the willingness of the prospective nominee to meet the minimum equity interest holding guideline set out in the Company's Corporate Governance Guidelines.

If the Committee decides, on the basis of its preliminary review, to proceed with further consideration, members of the Committee, as well as other members of the Board as appropriate, interview the nominee. After completing this evaluation and interview, the Committee makes a recommendation to the full Board, which makes the final determination whether to nominate or appoint the new Director after considering the Committee's report.

In selecting nominees for Director, the Board seeks to achieve a mix of members who together bring experience and personal backgrounds relevant to the Company's strategic priorities and the scope and complexity of the Company's business. In light of the Company's current priorities, the Board seeks experience relevant to managing branded franchises, the creation of high-quality branded entertainment products and services, addressing the impact of rapidly changing technology and the management of a multi-national business. The Board also seeks experience in large, diversified enterprises and demonstrated ability to manage complex issues that involve a balance of risk and reward and seeks Directors who have expertise in specific areas such as consumer and cultural trends, business innovation, growth strategies and financial oversight. The background information on current nominees beginning on page 55 sets out how each of the current nominees contributes to the mix of experience and qualifications the Board seeks.

In making its recommendations with respect to the nomination for re-election of existing Directors at the annual shareholders meeting, the Committee assesses the composition of the Board at the time and considers the extent to which the Board continues to reflect the criteria set forth above.

A shareholder who wishes to recommend a prospective nominee for the Board should notify the Company's Secretary or any member of the Governance and Nominating Committee in writing with whatever supporting material the shareholder considers appropriate. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a shareholder pursuant to the provisions of the Company's Bylaws relating to shareholder nominations as described in "Shareholder Communications" below.

Director Independence

The provisions of the Company's Corporate Governance Guidelines regarding Director independence meet and in some areas exceed the listing standards of the New York Stock Exchange. These provisions are included in the Company's Corporate Governance Guidelines, which are available on the Company's Investor Relations website under the "Corporate Governance" heading at www.disney.com/investors.

Pursuant to the Guidelines, the Board undertook its annual review of Director independence in November 2016. During this review, the Board considered transactions and relationships between the Company and its subsidiaries and affiliates on the one hand and, on the other hand, Directors, immediate family members of Directors, or entities of which a Director or an immediate family member is an executive officer, general partner or significant equity holder. The Board also considered whether there were any transactions or relationships between any of these persons or entities and any members of the Company's senior management or their affiliates. As provided in the Guidelines, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent.

As a result of this review, the Board affirmatively determined that all of the Directors serving in fiscal

2016 or nominated for election at the 2017 Annual Meeting are independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines, with the exception of Mr. Iger and Mr. Parker. Mr. Iger is considered an inside Director because of his employment as a senior executive of the Company. Mr. Parker is not deemed independent under the definition of independence required by the New York Stock Exchange and included in the Company's Corporate Governance Guidelines because payments received by a company wholly-owned by his brother through the beginning of June of 2014 preclude Mr. Parker from being deemed independent for three years following that date.

In determining the independence of each Director, the Board considered and deemed immaterial to the Directors' independence transactions involving the sale of products and services in the ordinary course of business between the Company, on the one hand, and, on the other, companies or organizations at which some of our Directors or their immediate family members were officers or employees during fiscal 2016. In each case, the amount paid to or received from these companies or organizations in each of the last three years was below the 2% of total revenue threshold in the Guidelines. The Board determined that none of the relationships it considered impaired the independence of the Directors.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 13

Certain Relationships and Related Person Transactions

The Board of Directors has adopted a written policy for review of transactions involving more than $120,000 in any fiscal year in which the Company is a participant and in which any Director, executive officer, holder of more than 5% of our outstanding shares or any immediate family member of any of these persons has a direct or indirect material interest. Directors, 5% shareholders and executive officers are required to inform the Company of any such transaction promptly after they become aware of it, and the Company collects information from Directors and executive officers about their affiliations and affiliations of their family members so the Company can search its records for any such transactions. Transactions are presented to the Governance and Nominating Committee of the Board (or to the Chairman of the Committee if the Committee delegates this responsibility) for approval before they are entered into or, if this is not possible, for ratification after the transaction has been entered into. The Committee approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company, including whether the transaction impairs independence of a Director. The policy does not require review of the following transactions:

•
Employment of executive officers approved by the Compensation Committee;
•
Compensation of Directors approved by the Board;
•
Transactions in which all shareholders receive benefits proportional to their shareholdings;
•
Ordinary banking transactions identified in the policy;
•
Any transaction specifically contemplated by the Company's Restated Certificate of Incorporation or Bylaws, or any action approved by the Board where the interest of the Director, executive officer, 5% shareholder or family member is disclosed to the Board prior to such action;
•
Commercial transactions in the ordinary course of business with entities affiliated with Directors,

  executive officers, 5% shareholders or their family members if the aggregate amount involved during a fiscal year is less than the greater of (a) $1,000,000 and (b) 2% of the Company's or other entity's gross revenues and the related person's interest in the transaction is based solely on his or her position with the entity;

•
Charitable contributions to entities where a Director is an executive officer of the entity if the amount is less than the lesser of $200,000 and 2% of the entity's annual contributions; and
•
Transactions with entities where the Director, executive officer, 5% shareholder or immediate family member's sole interest is as a non-executive officer employee of, volunteer with, or director or trustee of the entity.

Entities affiliated with Vanguard Group, Inc., an investment management firm, manage investment funds that in the aggregate beneficially held more than 5% of the Company's shares during fiscal 2016. Funds managed by affiliates of Vanguard are included as investment options in defined contribution plans offered to Disney employees, and Vanguard received fees of approximately $745,000 in fiscal 2016 based on the amounts participants elected to invest in funds managed by Vanguard. These relationships were in place before Vanguard reported beneficial ownership of more than 5% of the Company's outstanding shares, though the Company did make two additional funds managed by Vanguard available as investment options during fiscal 2016 after Vanguard reported greater than 5% ownership. The ongoing relationship was reviewed and approved by the Governance and Nominating Committee under the Related Person Transaction Approval Policy in June and November 2016, and the addition of the investment options was approved by the Committee before the Company made these options available to employees.

Shareholder Communications

Generally. Shareholders may communicate with the Company through its Transfer Agent, Broadridge Corporate Issuer Solutions, by writing to Disney Shareholder Services, c/o Broadridge Corporate Issuer Solutions, P.O. Box 1342, Brentwood, NY 11717, by calling Disney Shareholder Services care of Broadridge at 1-855-553-4763, or by sending an e-mail to disneyshareholder@broadridge.com. Additional information about contacting the Company is available on the Disney Shareholder Services website

(www.disneyshareholder.com) under the "Contact Us" tab.

Shareholders and other persons interested in communicating directly with the independent Lead Director or with the non-management Directors as a group may do so by writing to the independent Lead Director, The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521-1030. Under a process approved by the Governance and Nominating

14

Corporate Governance and Board Matters

Committee of the Board for handling letters received by the Company and addressed to non-management members of the Board, the office of the Secretary of the Company reviews all such correspondence and forwards to Board members a summary and/or copies of any such correspondence that, in the opinion of the Secretary, deals with the functions of the Board or Committees thereof or that he otherwise determines requires their attention. The Governance and Nominating Committee reviews summaries of all correspondence from identified shareholders at each regular meeting of the Committee. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence.

Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Shareholder Proposals for Inclusion in 2018 Proxy Statement. To be eligible for inclusion in the proxy statement for our 2018 Annual Meeting, shareholder proposals must be received by the Company's Secretary no later than the close of business on September 15, 2017. Proposals should be sent to the Secretary, The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521-1030 and follow the procedures required by SEC Rule 14a-8.

Shareholder Director Nominations for Inclusion in 2018 Proxy Statement. Under our Bylaws, written notice of shareholder nominations to the Board of Directors that are to be included in the proxy statement pursuant to the proxy access provisions in Article II, Section 11 of our Bylaws must be delivered to the Company's Secretary not later than 120 nor earlier than 150 days prior to the first anniversary of the preceding year's annual meeting. Accordingly any eligible shareholder who wishes to have a nomination considered at the 2018 Annual Meeting and included in the Company's proxy statement must deliver a written notice (containing the information specified in our bylaws regarding the shareholder and the proposed nominee) to the Company's Secretary between October 9, 2017 and November 8, 2017.

Shareholder Director Nomination and Other Shareholder Proposals for Presentation at the 2018 Annual Meeting Not Included in 2018 Proxy Statement. Under our Bylaws, written notice of shareholder nominations to the Board of Directors or any other business proposed by a shareholder that is not to be included in the proxy statement must be delivered to the Company's Secretary not later than 90 nor earlier than 120 days prior to the first anniversary of the preceding year's annual meeting. Accordingly, any shareholder who wishes to have a nomination or other business considered at the 2018 Annual Meeting but not included in the Company's proxy statement must deliver a written notice (containing the information specified in our bylaws regarding the shareholder and the proposed action) to the Company's Secretary between November 8, 2017 and December 8, 2017. SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise shareholders how management intends to vote.

The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 15

Director Compensation

The elements of annual Director compensation for fiscal 2016 were as follows.

Annual Board retainer	$105,000

Annual committee retainer (except Executive Committee)[1]	$10,000

Annual committee chair retainer (Governance and Nominating Committee only)[2]	$15,000

Annual committee chair retainer (Audit Committee and Compensation Committee only)[2]	$20,000

Annual deferred stock unit grant	$180,000

Annual retainer for independent Lead Director[3]	$50,000

1
Per committee.
2
This is in addition to the annual committee retainer the Director receives for serving on the committee.
3
This is in addition to the annual Board retainer, committee fees and the annual deferred stock unit grant.

Effective October 1, 2016, the annual board retainer was increased to $110,000, the annual committee chair retainer for the Audit Committee was increased to $25,000, and the annual deferred stock unit grant was increased to $185,000.

To encourage Directors to experience the Company's products, services and entertainment offerings personally, each non-employee Director may receive Company products and services up to a maximum of $15,000 in fair market value per calendar year plus reimbursement of associated tax liabilities. Director's spouses, children and grandchildren may also participate in this benefit within each Director's $15,000 limit.

The Company reimburses Directors for the travel expenses of, or provides transportation on Company aircraft for, immediate family members of Directors if the family members are specifically invited to attend events for appropriate business purposes. Family members (including domestic partners) may accompany Directors traveling on Company aircraft for business purposes on a space-available basis.

Directors participate in the Company's employee gift matching program on the same terms as senior executives. Under this program, the Company matches contributions of up to $15,000 ($50,000 effective in December 2016) per calendar year per Director to charitable and educational institutions meeting the Company's criteria.

Directors who are also employees of the Company receive no additional compensation for service as a Director.

Under the Company's Corporate Governance Guidelines, non-employee Director compensation is determined annually by the Board of Directors acting on the recommendation of the Governance and Nominating Committee. In formulating its recommendation, the Governance and Nominating Committee receives input from the third-party compensation consultant retained by the Compensation Committee regarding market practices for Director compensation.

Director Compensation for Fiscal 2016

The following table sets forth compensation earned during fiscal 2016 by each person who served as a non-employee Director during the year.

	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total
Susan E. Arnold	$135,000	$179,849	$22,696	$337,545

John S. Chen	115,000	179,849	2,320	297,169

Jack Dorsey	115,000	179,849	830	295,679

Maria Elena Lagomasino	95,937	150,540	210	246,687

Fred H. Langhammer	115,000	179,849	34,711	329,560

Aylwin B. Lewis	125,000	179,849	—	304,849

Monica C. Lozano	19,904	75,786	29,724	124,964

Robert W. Matschullat	145,000	179,849	33,860	385,709

Mark G. Parker	75,577	130,131	—	205,708

Sheryl K. Sandberg	115,000	179,849	10,735	305,584

Orin C. Smith	190,000	179,849	15,368	385,217

Fees Earned or Paid in Cash.    "Fees Earned or Paid in Cash" includes the annual Board retainer and annual committee and committee-chair retainers, whether paid currently or deferred by the Director to be paid in cash or shares after service ends. Directors are permitted to elect each year to receive all or part of their retainers in Disney stock and, whether paid in cash or stock, to defer all or part of their retainers until after service as a Director ends. Directors who elect to receive deferred compensation in cash receive a credit each quarter, and the balance in their deferred cash account earns interest at an annual rate equal to the Moody's Average Corporate (Industrial) Bond Yield, adjusted quarterly. For fiscal 2016, the average interest rate was 4.29%.

The following table sets forth the form of fees received by each Director who elected to receive compensation in a form other than currently paid cash. The number of

16

Director Compensation

stock units awarded is equal to the dollar amount of fees accruing each quarter divided by the average over the last ten trading days of the quarter of the average of the high and low trading price for shares of Company common stock on each day in the ten-day period. Stock units distributed currently were accumulated throughout the year and distributed as shares following December 31, 2016.

	Cash		Stock Units

	Paid Currently	Deferred	Value Distributed Currently	Value Deferred	Number Of Units
Susan E. Arnold	$135,000	—	—	—	—

John S. Chen	57,500	—	—	$57,500	582

Jack Dorsey	57,500	—	$57,500	—	582

Maria Elena Lagomasino		—	—	95,937	987

Fred H. Langhammer	115,000	—	—	—	—

Aylwin B. Lewis	62,500	—	—	62,500	633

Monica C. Lozano	9,952	—	4,976	4,976	368

Robert W. Matschullat	145,000	—	—	—	—

Mark G. Parker	7,212	—	—	68,365	714

Sheryl K. Sandberg	57,500	—	57,500	—	582

Orin C. Smith	190,000	—	—	—	—

Stock Awards.    "Stock Awards" sets forth the market value of the deferred stock unit grants to Directors and the amount reported is equal to the market value of the Company's common stock on the date of the award times the number of shares underlying the units. Units are awarded at the end of each quarter and the number of units is determined by dividing the amount payable with respect to the quarter by the average over the last ten trading days of the quarter of the average of the high and low trading price for shares of the Company common stock on each day in the ten-day period. Each Director other than Ms. Lagomasino, Ms. Lozano and Mr. Parker was awarded 1,823 units in fiscal 2016. Ms. Lagomasino was awarded 1,545 units, Ms. Lozano was awarded 735 units, and Mr. Parker was awarded 1,349 units in fiscal 2016.

Unless a Director elects to defer receipt of shares until after his or her service as a Director ends, shares with respect to annual deferred stock unit grants are normally distributed to the Director on the second anniversary of the award date, whether or not the Director is still a Director on the date of distribution.

At the end of any quarter in which dividends are distributed to shareholders, Directors receive additional stock units with a value (based on the average of the high and low trading prices of the Company common stock averaged over the last ten trading days of the quarter) equal to the amount of dividends they would have received on all stock units held by them at the end of the prior quarter. Shares with respect to these additional units are distributed when the underlying units are distributed. Units awarded in respect of dividends are included in the fair value of the stock units when the units are initially awarded and therefore are not included in the tables above, but they are included in the total units held at the end of the fiscal year in the table below.

Prior to fiscal 2011, each Director serving on March 1 of any year received an option on that date to acquire shares of Company stock. The exercise price of the options was equal to the average of the high and low prices reported on the New York Stock Exchange on the date of grant.

The following table sets forth all stock units and options held by each Director as of the end of fiscal 2016. All stock units are fully vested when granted, but shares are distributed with respect to the units only later, as described above. Stock units in this table are included in the share ownership table on page 68 except to the extent they may have been distributed as shares and sold prior to January 9, 2017.

	Stock Units	Number of Shares Underlying Options Held
Susan E. Arnold	14,382	12,143

John S. Chen	24,008	12,143

Jack Dorsey	4,062	—

Maria Elena Lagomasino	2,546	—

Fred H. Langhammer	18,360	—

Aylwin B. Lewis	22,545	18,143

Monica C. Lozano	23,019	18,143

Robert W. Matschullat	37,754	18,143

Mark G. Parker	2,072	—

Sheryl K. Sandberg	7,792	—

Orin C. Smith	3,611	18,143

The Company's Corporate Governance Guidelines encourage Directors to own, or acquire within three years of first becoming a Director, shares of common stock of the Company (including stock units received as Director compensation) having a market value of at least five times the amount of the annual Board retainer for the Director. Unless the Board exempts a Director, each Director is also required to retain stock representing no less than 50% of the after-tax value of exercised options and shares received upon distribution of deferred stock units until he or she meets the stock holding guideline described above. Based on the holdings of units and shares on January 9, 2017, each Director complied with the minimum holding requirement on that date except Mr. Parker, who is within the three-year period following the date on which he first became a Director.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 17

All Other Compensation.    "All Other Compensation" includes:

•
Reimbursement of tax liabilities associated with the product familiarization benefits. The value of the product familiarization benefits themselves and travel benefits are not included in the table as permitted by SEC rules because the aggregate incremental cost to the Company of providing these benefits did not exceed $10,000 for any Director. The reimbursement of associated tax liabilities was less than $10,000 for each Director other than Mr. Langhammer, Mr. Matschullat, and Ms. Sandberg for whom the reimbursement was $13,813, $18,860, and $10,735 respectively.
•
Interest earned on deferred cash compensation, which was less than $10,000 for each Director except for Ms. Lozano, for whom interest earned totaled $25,310.

•
The matching charitable contribution of the Company, which was less than $10,000 for each Director other than Ms. Arnold, Mr. Langhammer, Mr. Matschullat, and Mr. Smith, for each of whom the amount was $15,000.
18

Executive Compensation

Compensation Discussion and Analysis

Executive Compensation
Program Structure

Objectives and Methods

We design our executive compensation program to drive the creation of long-term shareholder value. We do this by tying compensation to the achievement of performance goals that promote the creation of shareholder value and by designing compensation to attract and retain high-caliber executives in a competitive market for talent.

We have adopted the following approach to achieve these objectives.

Pay for Performance	Provide a strong relationship of pay to performance through:

•

A performance-based bonus tied to the achievement of financial performance factors and an assessment of each executive's individual performance against other performance factors

•

Equity awards that deliver value based on stock price performance and, in the case of performance-based stock units, whose vesting depends on meeting performance targets

Competitive Compensation Levels	Provide compensation opportunities at a level and with practices that are competitive with our peers

•

Compensation levels and practices at peer companies are one factor in making compensation decisions, but compensation is not targeted to any specific percentile

Compensation Mix	Provide a mix of variable and fixed compensation that:

•

Is heavily weighted toward variable performance-based compensation for senior executives

•

Uses short-term (annual performance-based bonus) and longer-term performance measures (equity awards) to balance appropriately incentives for both short and long-term performance

Peer Groups

  Establishing Compensation Levels

The Compensation Committee believes that the pool of talent with the set of creative and organizational skills needed to run a global creative organization like the Company is quite limited and that, accordingly, the market for executive talent to lead the Company is best reflected by the five other major media companies who compete for this talent — CBS, Comcast, Twenty-First Century Fox, Time Warner and Viacom (with Disney, the "Media Industry Peers"). Disney has more employees and a more extensive global footprint than any of the Media Industry Peers as well as a greater market capitalization and greater revenue, more diverse business segments and greater operating income than all but one of the Media Industry Peers.

The Committee believes that executives with the background needed to manage companies such as ours have career options with compensation opportunities that normally exceed those available in most other industries and that compensation levels within the peer group are driven by the dynamics of compensation in the entertainment industry and not the ownership structure of a particular company.

  Establishing Compensation Structure, Policies and Practice

The Committee believes that the features of the Company's overall compensation structure, policies and practices should normally be consistent for all executives. Because the four distinct segments of our operations span multiple industries, the Committee believes that a consistency of approach across the breadth of the Company's operations with respect to such features is best achieved by reference to a broader general industry group.

The peer group used for establishing compensation structure, policies and practices consists of companies that have:

•
A consumer orientation and/or strong brand recognition;
•
A global presence and operations;
•
Annual revenue no less than half and no more than twice our annual revenue; and
•
A market capitalization no less than one-quarter and no more than four times our market capitalization;
The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 19

•
Plus companies that do not meet the revenue test, but that are included in the peer groups used by one or more of the Media Industry Peers.

The companies that meet these criteria and were included in the peer group at the beginning of fiscal 2016 were:
• Accenture • Alphabet • Amazon.com • AT&T • CBS • Cisco Systems • Coca-Cola • Comcast • EMC Corp. • Hewlett-Packard • IBM	• Intel • Johnson & Johnson • Microsoft • Oracle • PepsiCo • Procter & Gamble • Time Warner • Time Warner Cable • Twenty-First Century Fox • Verizon Communications • Viacom

Advised by its independent consultant, the Committee reviewed the criteria for selecting members of this peer group during fiscal 2016 and determined that the criteria remained appropriate. In connection with this review, Hewlett-Packard was removed because it split into two companies, neither of which satisfies the size criteria, and EMC Corp. was removed following its acquisition by Dell Technologies in September 2016. In addition, Time Warner Cable merged with Charter Communications in May 2016; Charter Communications replaced Time Warner Cable as a peer at that time because it satisfies the general industry peer criteria.

  Evaluating Performance

The overall financial performance of the Company is driven by the sum of the individual performances of the Company's four segments — Media Networks, Parks and Resorts, Studio Entertainment and Consumer Products & Interactive Media — each of which competes in different sectors of the overall market. The Committee believes that, given the span of the

Company's businesses, the best measure of relative performance is how the Company's diverse businesses have fared in the face of the economic trends that impact companies in the overall market and that the best benchmark for measuring such success is the Company's relative performance compared to that of the companies comprising the S&P 500. Accordingly, the Committee — like the other media companies and many other businesses — has selected the S&P 500 to set the context for evaluating the Company's performance and to measure relative performance for performance-based restricted stock unit awards.

  Summary of Peer Groups

The following table summarizes the three distinct peer groups we use for the three distinct purposes described above:

Peer Group	Purpose	Composition
Media Industry Peers	Evaluating compensation levels for the named executive officers	Disney and the five other major media companies: • CBS • Comcast • Twenty-First Century Fox • Time Warner • Viacom

General Industry Peers	Evaluating general compensation structure, policies and practices	22 similarly-sized global companies with a consumer orientation and/or strong brand recognition

Performance Peers	Evaluating relative economic performance of the Company	Standard & Poor's (S&P) 500

20

Executive Compensation

Compensation Program Elements

2016 Total Direct Compensation

The following table sets forth the elements of total direct compensation for our named executive officers (NEOs) in fiscal 2016 and the objectives and key features of each element.

Compensation Type	Pay Element	Objectives and Key Features
Salary

Objectives

The Committee sets salaries to reflect job responsibilities and to provide competitive fixed pay to balance performance-based risks.

Key Features

•

Minimum salaries set in employment agreement

•

Compensation Committee discretion to adjust annually based on changes in experience, nature and responsibility of the position, competitive considerations, CEO recommendation (except his own salary)

Performance- based Bonus

Objectives

The Committee structures the bonus program to incentivize performance at the high end of ranges for financial performance measures that it establishes each year to drive meaningful growth over the prior year. The Committee believes that incentivizing performance in this fashion will lead to long-term, sustainable gains in shareholder value.

Key Features

•

Target bonus for each NEO set by Committee early in the fiscal year in light of employment agreement provisions, competitive considerations, CEO recommendation (except his own target), other factors Committee deems appropriate; bonus opportunity normally limited to 200% of target bonus

•

Payout on 70% of target determined by performance against financial performance ranges established early in the fiscal year

•

Payout on 30% of target determined by Committee's assessment of individual performance based both on other performance objectives established early in the fiscal year and on CEO recommendation (except his own payout)

•

In addition, Mr. Iger has an opportunity to earn a performance-based retention award in fiscal 2018 to the extent the Company's cumulative adjusted operating income for the five years ending September 28, 2018 exceeds $76.01 billion

Equity Awards Generally

Objectives

The Committee structures equity awards to directly reward long-term gains in shareholder value. Equity awards carry vesting terms that extend up to four years and include restricted stock units whose value depends on company performance relative to the performance of the S&P 500. These awards provide incentives to create and sustain long-term growth in shareholder value.

Key Features

•

Combined value of options, performance units and time-based units determined by Committee in light of employment agreement provisions, competitive market conditions, evaluation of executive's performance and CEO recommendation (except for his own award)

•

Allocation of awards for CEO and COO (based on award value):

•

50% performance-based restricted stock units

•

50% stock options

•

Allocation of awards for other NEOs (based on award value):

•

30% performance-based restricted stock units

•

30% time-vesting restricted stock units

•

40% stock options

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 21

Compensation Type	Pay Element	Objectives and Key Features
	Stock Option Awards	Key Features • Exercise price equal to average of the high and low trading prices on day of award • Option re-pricing without shareholder approval is prohibited • 10-year term • Vest 25% per year

Performance- Based Restricted Stock Units

Key Features

•

Performance-based units reward executives only if specified financial performance measures are met

•

Subject to performance tests, units vest three years after grant date

•

Half of award vests based on Total Shareholder Return relative to S&P 500 and half of award vests based on Earnings Per Share relative to S&P 500, each as described on page 39

•

All units awarded to executive officers are subject to Section 162(m) test

	Time-Based Restricted Stock Units	Key Features • 25% vest each year following grant date • All units awarded to executive officers are subject to Section 162(m) test

Compensation at Risk

The Committee believes that most of the compensation for named executive officers should be at risk and tied to a combination of long-term and short-term Company performance. Approximately 90% of the target compensation for the CEO, and approximately 80% of the target compensation for other named executive officers, varies with either short or long-term Company performance.

In establishing a mix of fixed to variable compensation, the mix of various equity awards, target bonus levels, grant date equity award values and performance ranges, the Committee seeks to maintain its goal of making compensation overwhelmingly tied to performance while at the same time affording compensation opportunities that, in success, would be competitive with alternatives available to the executive. In particular, the Committee expects that performance at the high end of ranges will result in overall compensation that is sufficiently attractive relative to compensation available at successful competitors and that performance at the low end of ranges will result in overall compensation that is less than that available from competitors who are more successful.

In determining the mix between options and restricted stock units, the Committee also considers the number of shares required for each of these types of award to deliver the appropriate value to executives.

22

Executive Compensation

The following chart shows the percentage of the target total direct compensation (constituting base salary and performance-based bonus plus the grant-date fair value of regular annual equity awards) for Mr. Iger that is variable with performance (performance-based bonus and equity awards) versus fixed (salary).

2016 Target Total Direct Compensation Mix for CEO

92% of CEO target compensation is considered performance-based

For the other NEOs (excluding Mr. Staggs) 80% of average target compensation is considered performance-based; for Mr. Staggs, 87% of his fiscal 2016 target compensation was performance based.

Employment Agreements

We enter into employment agreements with our senior executives when the Compensation Committee determines that it is appropriate to attract or retain an executive or where an employment agreement is consistent with our practices with respect to other similarly situated executives.

We have employment agreements with each of the named executive officers that extend to the dates shown below:

Term Ends

Robert A. Iger	June 30, 2018
Alan N. Braverman	March 31, 2018
Christine M. McCarthy	June 30, 2019
Kevin A. Mayer	June 30, 2019
M. Jayne Parker	January 31, 2017

Mr. Staggs had an employment contract whose stated termination date was June 30, 2018. He left his position as Chief Operating Officer effective May 6, 2016, and remained employed by the Company through the end of the fiscal year under the terms of that agreement, at which time his employment ended.

Material terms of the employment agreements with the named executive officers are reflected under "Total Direct Compensation," above, and "Benefits and Perquisites," "2016 Compensation Decisions" and "Compensation Tables — Potential Payments and Rights on Termination or Change in Control," below.

Benefits and Perquisites

The Company provides employees with benefits and perquisites based on competitive market conditions. All salaried employees, including the named executive officers, receive the following benefits:

•
health care coverage;
•
life and disability insurance protection;
•
reimbursement of certain educational expenses;
•
access to favorably priced group insurance coverage; and
•
Company matching of gifts of up to $15,000 per employee each calendar year to qualified charitable organizations.

Officers at the vice president level and above, including named executive officers, receive the following benefits:

•
complimentary access to the Company's theme parks and some resort facilities;
•
discounts on Company merchandise and resort facilities;
•
for officers at the vice president level and higher before October 1, 2012, a fixed monthly payment to offset the costs of owning and maintaining an automobile;
•
relocation assistance;
•
eligibility for annual reimbursement of up to $1,000 for wellness-related purposes such as fitness, nutrition and physical exams; and
•
personal use of tickets acquired by the Company for business entertainment when they become available because no business use has been arranged.

Named executive officers (and some other senior executives) are also entitled to the following additional benefits and perquisites: basic financial planning services, enhanced excess liability coverage, increased relocation assistance, an increased automobile benefit and, since December 2016, an increased Company matching gift amount of $50,000.

The Company pays the cost of security services and equipment for the Chief Executive Officer in an amount

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 23

that the Board of Directors believes is reasonable in light of his security needs and, in the interest of security, requires the Chief Executive Officer to use corporate aircraft for all personal travel. Other senior executive officers may also have security expenses reimbursed and are permitted at times to use corporate aircraft for personal travel, in each case at the discretion of the Chief Executive Officer.

Retirement Plans

Named executive officers participate in defined benefit programs available to all of our salaried employees hired prior to January 1, 2012 and defined contribution retirement programs available to all of our salaried employees.

Tax-qualified defined benefit and defined contribution plans limit the benefit to participants whose compensation or benefits would exceed maximums imposed by applicable tax laws. To provide retirement benefits commensurate with compensation levels, the Company offers non-qualified plans to key salaried employees, including the named executive officers, using substantially the same formula for calculating benefits as is used under the tax-qualified defined benefit plans on compensation in excess of the compensation limitations and maximum benefit accruals and allowing deferral of income in addition to that permitted under tax qualified defined contribution plans.

Additional information regarding the terms of retirement and deferred compensation programs for the named executive officers is included in "Compensation Tables — Pension Benefits" beginning on page 44 and "Compensation Tables — Fiscal 2016 Nonqualified Deferred Compensation Table" beginning on page 46.

Risk Management Considerations

The Compensation Committee believes that the following features of our annual performance-based bonus and equity programs appropriately incentivize the creation of long-term shareholder value while discouraging behavior that could lead to excessive risk:

•
Financial Performance Metrics.  The financial metrics used to determine the amount of an executive's bonus are measures the Committee believes drive long-term shareholder value. The ranges set for these measures are intended to reward success without encouraging excessive risk taking.
•
Limit on Bonus.  The overall bonus opportunity is not expected to exceed two times the target amount, no matter how much financial performance exceeds the ranges established at the beginning of the fiscal year.
•
Equity Vesting Periods.  Performance-based stock units vest in three years. Time-based stock units and options vest annually over four years and options remain exercisable for 10 years. These periods are designed to reward sustained performance over several periods, rather than performance in a single period.
•
Equity Retention Guidelines.  Named executive officers are required to acquire within five years of becoming an executive officer, and hold as long as they are executive officers of the Company, shares (including restricted stock units) having a value of at least three times their base salary amounts, or five times in the case of the Chief Executive Officer. If these levels have not been reached, these officers are required to retain ownership of shares representing at least 75% of the net after-tax gain (100% in the case of the Chief Executive Officer) realized on exercise of options for a minimum of 12 months. Based on holdings of units and shares on January 9, 2017, each named executive officer exceeded the minimum holding requirement on that date.
•
No Hedging or Pledging.  Named executive officers (and other employees subject to the Company's insider trading compliance program) are not permitted to enter into any transaction designed to hedge, or having the effect of hedging, the economic risk of owning the Company's securities and they are prohibited from pledging Company securities.
•
Clawback Policy.  If the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws as a result of misconduct by an executive officer, applicable law permits the Company to recover incentive compensation from that executive officer (including profits realized from the sale of Company securities). In such a situation, the Board of Directors would exercise its business judgment to determine what action it believes is appropriate. Action may include recovery or cancellation of any bonus or incentive payments made to an executive on the basis of having met or exceeded performance targets during a period of fraudulent activity or a material misstatement of financial results if the Board determines that such recovery or cancellation is appropriate due to intentional misconduct by the executive officer that resulted in performance targets being achieved that would not have been achieved absent such misconduct.

At the Compensation Committee's request, management conducted its annual assessment of the risk profile of our

24

Executive Compensation

compensation programs in November 2016. The assessment included an inventory of the compensation programs at each of the Company's segments and an evaluation of whether any program contained elements that created risks that could have a material adverse impact on the Company. Management provided the results of this assessment to Frederic W. Cook & Co., Inc., which evaluated the findings and reviewed them with the Committee. As a result of this review, the Committee determined that the risks arising from the Company's policies and practices are not reasonably likely to have a material adverse effect on the Company.

Other Considerations

Timing of Equity Awards

Equity awards are made by the Compensation Committee only on dates the Committee meets. Committee meetings are normally scheduled well in advance and are not scheduled with an eye to announcements of material information regarding the Company. The Committee may make an award with an effective date in the future contingent on commencement of employment, execution of a new employment agreement or some other subsequent event, or may act by unanimous written consent on the date of such an event when the proposed issuances have been reviewed by the Committee prior to the date of the event.

Extended Vesting of Equity Awards

Options and restricted stock units continue to vest beyond retirement (and options remain exercisable) if (1) they were awarded at least one year prior to the date of an employee's retirement and (2) the employee was age 60 or older and had at least ten years of service on the date he or she retired. In these circumstances:

•
Options continue to vest following retirement according to the original vesting schedule. They remain exercisable for up to five years following retirement if the options were awarded after March 2011 and for up to three years following retirement if the options were awarded between December 2009 and March 2011. Options do not, however, remain exercisable beyond the original expiration date of the option.
•
Restricted stock units continue to vest following retirement according to the original vesting schedule, but vesting remains subject to any applicable performance conditions (except, in some cases, the test to ensure that the compensation is deductible pursuant to Section 162(m)).

The extended vesting and exercisability is not available to certain employees outside the United States.

Options and restricted stock units awarded to executive officers with employment agreements also continue to vest (and options remain exercisable) beyond termination of employment if the executive's employment is terminated by the Company without cause or by the executive with good reason. In this case, options and restricted stock units continue to vest (and options remain exercisable) as though the executive remained employed through the end of the stated term of the employment agreement. If the executive would be age 60 or older and have at least ten years of service as of the end of the stated term of the employment agreement, the options and restricted stock units awarded at least one year prior to the end of the stated term of the agreement would continue to vest (and options remain exercisable) beyond the stated term of the employment agreement as described above.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1 million paid for any fiscal year to the corporation's chief executive officer and up to three other executive officers (other than the chief financial officer) whose compensation must be included in this proxy statement because they are our most highly compensated executive officers. Section 162(m) exempts qualifying performance-based compensation from the deduction limit if applicable requirements are met.

The Compensation Committee has structured awards to executive officers under the Company's annual performance-based bonus program and equity awards program to qualify for this exemption. However, the Committee believes that shareholder interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses. Therefore, the Committee has approved salaries for executive officers that were not fully deductible because of Section 162(m) and may approve other compensation that is not deductible for income tax purposes.

To qualify for deduction, awards to executive officers under the annual performance-based bonus program and the long-term incentive program include a performance test based on adjusted net income in addition to the other performance tests described above. Adjusted net income means net income adjusted, as appropriate, to exclude the following items or variances: change in accounting principles; acquisitions; dispositions of a business; asset impairments; restructuring charges;

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 25

extraordinary, unusual or infrequent items; and extraordinary litigation costs and insurance recoveries. For fiscal 2016, the adjusted net income target was $5.8 billion, and the Company achieved adjusted net income of $9.4 billion. Net income was adjusted by excluding the impact of a net gain associated with the acquisition by A+E Television Networks of an interest in

Vice Group Holdings, charges taken in connection with the discontinuation of our Infinity console game business and the net impact of restructuring and impairment charges. Therefore, bonuses earned in fiscal 2016 and restricted stock units vesting based on fiscal 2016 results are deductible under Section 162(m).

Compensation Process

The following table outlines the process for determining annual compensation awards for named executive officers.

Salaries	Performance-Based Bonus

•

Annually, at the end of the calendar year, the CEO recommends salaries for executives other than himself for the following calendar year

•

Committee reviews proposed salary changes with input from consultant

•

Committee determines annual salaries for all NEOs

•

Committee reviews determinations with the other non-management directors

•

Committee participates in regular Board review of operating plans and results and review of annual operating plan at the beginning of the fiscal year

•

Management recommends financial and other performance measures, weightings and ranges

•

Early in the fiscal year, the Committee reviews proposed performance measures and ranges with input from consultant and determines performance measures and ranges that it believes establish appropriate stretch goals

Equity Awards	• CEO recommends bonus targets for executives other

•

In first fiscal quarter, CEO recommends grant date fair value of awards for executives other than himself

•

Committee reviews proposed awards with input from consultant and reviews with other non-management directors

•

Committee determines the dollar values of awards

•

Exercise price and number of options and restricted stock units are determined by formula based on market price of common shares on the date of award than himself

•

Early in the fiscal year, the Committee reviews bonus targets with input from its consultant and in light of the targets established by employment agreements and competitive conditions and determines bonus targets as a percentage of fiscal year-end salary for each executive

•

After the end of the fiscal year, management presents financial results to the Committee

•

CEO recommends other performance factor multipliers for executives other than himself

•

Committee reviews the results and determines whether to make any adjustments to financial results and determines other performance factor multipliers and establishes bonus

•

Committee reviews determinations with the other non-management directors and, in the case of the CEO, seeks their concurrence in the Committee's determination

26

Executive Compensation

The following table outlines the process for determining terms of employment agreements and compensation plans in which the named executive officers participate.

Employment Agreements	Compensation Plans
CEO

•

Committee arrives at proposed terms of agreement with input from consultant

•

Committee recommends terms of agreement to other non-management directors following negotiation with CEO

•

Committee participates with other non-management directors in determining terms of agreement for CEO

Other NEOs

•

CEO recommends terms of agreements

•

Committee reviews proposed terms of agreements with input from consultant

•

Committee determines material terms of agreements, subject to consultation with Board where the Committee deems appropriate

•

Committee requests management and its consultant to review compensation plans

•

Management and its consultant recommend changes to compensation plans in response to requests or on their own initiative

•

Committee reviews proposed changes to compensation plans with input from its consultant

•

Committee determines changes to compensation plans or recommends to Board if Board action is required

•

Committee participates with Board in determining changes when Board action is required

Management Input

In addition to the CEO recommendations described above, management regularly:

•
provides data, analysis and recommendations to the Compensation Committee regarding the Company's executive compensation programs and policies;
•
administers those programs and policies as directed by the Committee;
•
provides an ongoing review of the effectiveness of the compensation programs, including competitiveness and alignment with the Company's objectives; and
•
recommends changes to compensation programs if needed to help achieve program objectives.

The Committee meets regularly in executive session without management present to discuss compensation decisions and matters relating to the design and operation of the executive compensation program.

Compensation Consultant

The Compensation Committee has retained the firm of Frederic W. Cook & Co., Inc. as its compensation consultant. The consultant assists the Committee's development and evaluation of compensation policies and practices and the Committee's determinations of compensation awards by:

•
attending Committee meetings;
•
meeting with the Committee without management present;
•
providing third-party data, advice and expertise on proposed executive compensation awards and plan designs;
•
reviewing briefing materials prepared by management and outside advisers and advising the Committee on the matters included in these materials, including the consistency of proposals with the Committee's compensation philosophy and comparisons to programs at other companies; and
•
preparing its own analysis of compensation matters, including positioning of programs in the competitive market and the design of plans consistent with the Committee's compensation philosophy.

The Committee considers input from the consultant as one factor in making decisions on compensation matters, along with information and analyses it receives from management and its own judgment and experience.

The Compensation Committee has adopted a policy requiring its consultant to be independent of Company management. The Committee performs an annual assessment of the consultant's independence to determine whether the consultant is independent. The Committee assessed Frederic W. Cook & Co. Inc.'s independence in November 2016 and confirmed that the firm's work has not raised any conflict of interest and the firm is independent under the policy.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 27

2016 Compensation Decisions

This section discusses the specific decisions made by the Compensation Committee in fiscal 2016 or with respect to fiscal 2016 compensation.

Investor Engagement

At our 2016 Annual Meeting, 85% of shares cast voted in favor of the advisory vote on executive compensation. We maintain a robust shareholder engagement program, and in fiscal 2016, we spoke with most of our twenty largest investors and contacted about 80% of our largest 50 investors, seeking input on compensation and governance matters. To enable the Board and the Compensation Committee to consider direct shareholder feedback, the Compensation Committee is updated on these conversations with investors and Committee and other Board members participate directly in a number of them. Consistent with views received by the Committee in connection with this engagement, the Committee remains focused on the alignment of pay and performance as well as the absolute level of executive compensation, particularly for the Chief Executive Officer.

The Committee believes that recent compensation trends demonstrate this focus, as executive compensation has reflected consistent strong financial performance by the Company. At the same time, compensation for the chief executive officer moderated in fiscal 2015 and moderated further in fiscal 2016 as double digit growth in income and adjusted earnings per share in each year did not quite match the extraordinary growth achieved in preceding years.

Employment Agreements

No new employment agreements for named executive officers were entered into during fiscal 2016.

Performance Goals

The Compensation Committee sets performance goals for each fiscal year early in that year, and evaluates performance against those goals after the fiscal year has ended to arrive at its compensation decisions.

Setting Goals

  Financial Performance

In December 2015, the Compensation Committee selected the following financial measures and relative weights for calculating the portion of the named executive officers' bonuses that is based on financial performance:

•
segment operating income (25.0%)
•
earnings per share (28.6%)
•
after-tax free cash flow (21.4%)
•
return on invested capital (25.0%)

These are the same measures used in recent years, and the Committee selected them because it believes successful performance against these measures promotes the creation of long-term shareholder value. The Committee places slightly more weight on earnings per share and slightly less weight on after-tax free cash flow because, between the two, it believes earnings per share is somewhat more closely related to shareholder value.

The Committee also established performance ranges for each of the measures in December 2015. These ranges are used to determine the multiplier that is applied to 70% of each named executive officer's target bonus. The overall financial performance multiple is equal to the weighted average of the performance multiples for each of the four measures. The performance multiple for each measure is zero if performance is below the bottom of the range and varies from 35% at the low end of the range to a maximum of 200% at the top end of the range. The Committee believes the top of each range represents extraordinary performance and the bottom represents disappointing performance. The target for 70% of an executive's bonus that is tied to these measures generally cannot be achieved unless there is meaningful growth across the four financial measures on a weighted basis.

In establishing these ranges for fiscal 2016, the Committee set ranges that generally incorporated higher growth rates than the fiscal 2015 ranges. The exception was free cash flow, where the range was relatively unchanged due to its broad range. The following table shows actual performance in fiscal 2015 and the target ranges

28

Executive Compensation

chosen by the Committee for fiscal 2016 (dollars in millions except per share amounts):

	Fiscal 2015 Actual	Fiscal 2016 Target Range

Segment Operating Income*	$14,681	$12,437-$16,824

Adjusted earnings per share*	$5.15	$4.24-$6.16

After-tax free cash flow**	$8,843	$4,267-11,250

Return on Invested Capital***	13.4%	11.4%-14.6%

*
For purposes of the annual performance-based bonuses, "segment operating income" and "adjusted earnings per share" are calculated as set forth in Annex A.
**
For purposes of the annual performance-based bonuses, "after-tax free cash flow" was defined as cash provided by operations plus cash paid for restructuring costs and less investments in parks, resorts and other properties, all on an equity basis (i.e., including Euro Disney, Hong Kong Disneyland and Shanghai Disney Resort as if they were equity investments rather than on a consolidated basis).
***
For purposes of the annual performance-based bonuses "return on invested capital" was defined as the aggregate segment operating income less corporate and unallocated shared expenses (both on an after-tax basis), divided by average net assets (including net goodwill) invested in operations, all on an equity basis (i.e., including Euro Disney, Hong Kong Disneyland and Shanghai Disney Resort as if they were equity investments rather than on a consolidated basis).

  Other Performance Factors

The Committee also established other performance factors for the fiscal 2016 annual bonus in December 2015. The Committee established the following factors based on the recommendation of Mr. Iger and the strategic objectives of the Company:

•
Foster quality, creativity and innovation in how we create, market and distribute all of our products
•
Reinforce a total company perspective and a shared commitment to each others' success across all our operations and activities
•
Drive long-term growth internationally, particularly through recent acquisitions and initiatives
•
Manage efficiency across all areas of spending
•
Support the hiring, development and talent planning of diverse executives; champion flexible work practices, a workplace and women's initiative and U.S. Hispanic priorities; and develop content, products, and guest experiences that appeal to diverse audiences

Evaluating Performance

After the fiscal year ended, the Compensation Committee reviewed the overall performance of the Company. The Company once again achieved robust growth in all key financial metrics even following the substantial growth in those metrics over the two preceding years. Data detailing this performance is set forth in the proxy statement summary beginning on page 1.

The robust financial performance drove growth in each of the four financial measures used to determine 70% of each named executive officer's bonus award. Segment operating income grew 7% on top of 13% growth in fiscal 2015 and 21% growth in fiscal 2014, adjusted earnings per share grew 11% on top of 19% growth in fiscal 2015 and 27% growth in fiscal 2014, return on invested capital grew 60 basis points to 14.0%, and after-tax free cash flow grew 16% on top of 17% growth in fiscal 2015 and growth of 1% in fiscal 2014. Based on these results, the weighted financial performance factor was 152% compared to a performance factor of 186% for fiscal 2015.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 29

The following chart shows actual performance in fiscal 2016 with respect to each of these measures relative to prior year performance and the ranges established at the beginning of the fiscal year and the resulting performance factor used in calculating the aggregate financial performance goal multiple. (Dollars in millions except per share amounts.)

In comparing actual performance for fiscal 2016 to the performance ranges, the Compensation Committee excluded the impact of a net gain associated with the acquisition by A+E Television Networks of an interest in Vice Group Holdings, charges taken in connection with the discontinuation of our Infinity console game business and the net impact of restructuring and impairment charges.

The Committee also evaluated performance of each executive officer against the other performance factors established at the beginning of the year, taking into account the recommendations of Mr. Iger (except as to his own compensation) and the Company's strong performance during fiscal 2016.

Individual Compensation Decisions

The following table summarizes compensation decisions made by the Committee with respect to each of the named executive officers. The Committee established the calendar year salary and performance-based bonus target amount for each of the named executive officers early in the fiscal year. The final bonus award was calculated after the fiscal year ended using the financial performance factor of 152% described above and the other performance factors determined by the Committee described below applied to the target bonus opportunity for that executive.

	Salary	Performance-Based Bonus				Equity Awards

	Calendar 2016 Annual Salary	Target	Financial Performance Factor[1]	Other Performance Factor[2]	Award Amount	Value	Target Performance Units[3]	Time- Based Units[3]	Options[3]
Robert A. Iger	$2,500,000	$12,000,000	152%	202%	$20,000,000	$17,282,791	74,666	—	271,331

Alan N. Braverman	$1,565,000	$3,130,000	152%	225%	$5,440,000	$3,130,077	7,942	8,293	40,181

Christine M. McCarthy	$1,300,000	$2,600,000	152%	225%	$4,520,000	$3,250,164	8,247	8,611	41,722

Kevin A. Mayer	$1,300,000	$2,600,000	152%	225%	$4,520,000	$3,250,164	8,247	8,611	41,722

M. Jayne Parker	$835,000	$1,043,750	152%	225%	$1,815,000	$2,200,174	5,583	5,829	28,243

Thomas O. Staggs	$2,060,000	[4]	[4]	[4]	[4]	$8,240,140	34,846	—	132,225

1
Multiplied by 70% of the target amount.
2
Multiplied by 30% of the target amount.
3
The number of restricted stock units and options was calculated from the value of the award as described in the table on pages 21 to 22.
4
Mr. Staggs's performance based bonus was determined after his termination pursuant to the terms of his employment agreement and is discussed on page 52.
30

Executive Compensation

The compensation set forth above and described below differs from the total compensation reported in the Summary Compensation Table as follows:

•
The compensation set forth above does not include the change in pension value and nonqualified deferred compensation earnings as the change in pension value does not reflect decisions made by the Committee during the fiscal year.
•
The compensation set forth above does not include perquisites and benefits and other compensation as these items are generally determined by contract and do not reflect decisions made by the Committee during the fiscal year.

The Committee's determination on each of these matters was based on the recommendation of Mr. Iger (except in the case of his own compensation), the parameters established by the executive's employment agreement and the factors described below. In determining the appropriate other performance factor for individual executives, the Committee and Mr. Iger take into consideration that the named executive officers operate as a team in contributing to success across the Company. In addition, in determining equity awards, the Committee considered its overall long-term incentive guidelines for all executives, which, in the context of the competitive market for executive talent, attempt to balance the benefits of incentive compensation tied to performance of the Company's common stock with the dilutive effect of equity compensation awards.

Mr. Iger

Salary	Mr. Iger's 2016 annual salary rate was unchanged from his 2015 salary and is equal to the amount set in his employment agreement.
Performance- based Bonus	Target Bonus
Mr. Iger's fiscal 2016 target bonus amount was unchanged from fiscal 2015 and is equal to the amount set in his employment agreement.

Other Performance Factor
The Committee applied a factor of 202% with respect to other performance factors for Mr. Iger in fiscal 2016 compared to a factor of 186% in fiscal 2015. In fiscal 2016, Mr. Iger provided outstanding leadership in, and was critical to, accomplishing two key strategic objectives that are expected to contribute significantly to future growth: the exceptional success of the Company's relaunch of the Star Wars franchise and the historic and successful opening of Shanghai Disney Resort. In addition, the Committee considered Mr. Iger's continued strategic leadership in advancing synergies and creative successes across the entire Company, sustaining strong financial performance and positioning the Company for robust long-term growth. In addition to the relaunch of Star Wars and opening of Shanghai Disney Resort, key accomplishments demonstrating Mr. Iger's leadership during the year included:

•

Overall record-breaking Studio performance with operating income of $2.7 billion including contributions from Disney-branded films The Jungle Book and Zootopia, Pixar's Finding Dory and Marvel's Captain America: Civil War.

•

Positioning the Company to respond to and capitalize on changing patterns of media consumption enabled by technology through inclusion of key cable networks in innovative cable and digital offerings and through the acquisition of a 33% stake in BAMTech.

•

Continued emphasis on diversity with the first Latina princess, Elena of Avalor, and Emmy nomination for an African-American woman as a lead actress in a comedy (Black•ish) and in a drama (How to Get Away with Murder) on ABC.

•

Fortune named Disney as one of the world's most admired companies for 2016, and Disney continued to achieve the highest ranking among media and entertainment companies in several independent studies including Brand Finance's World's Most Powerful Brand and Forbes' Most Reputable Companies.

Equity Award Value	The Committee left the value of Mr. Iger's equity award approximately equal to the value of his fiscal 2015 award.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 31

Mr. Braverman

Salary	The Committee increased Mr. Braverman's 2015 salary by 4% to $1,565,000 to reflect changes in the market for executive talent and his continued outstanding performance.
Performance- based Bonus	Target Bonus
Mr. Braverman's target bonus for fiscal 2016 is equal to two times his fiscal year end salary, as set forth in his employment agreement.

Other Performance Factor
The Committee applied a factor of 225% with respect to other performance factors for Mr. Braverman in fiscal 2016 compared to a factor of 180% in fiscal 2015. The determination this year reflected Mr. Iger's recommendation and Mr. Braverman's accomplishments during the year, which included:

•

Continued leadership of the Company's legal positions on significant litigation matters, transactions and regulatory developments including European Union copyright regulation and US set-top box regulations.

•

Oversaw legal strategies in preparation of the opening of Shanghai Disney Resort.

•

Continued development of a framework for evaluating legal issues arising out of the evolving ecosystem for distribution and monetization of video content.

•

Led oversight of the Company's governmental affairs and public policy positions on both a domestic and global level.

•

Continued to promote diversity of hiring in the legal department and to promote development of the department's pro bono legal program, each of which resulted in industry recognition of efforts in these areas.

Equity Award Value	The equity award value for Mr. Braverman is equal to two times his fiscal year end salary as set forth in his employment agreement.

Ms. McCarthy

Salary	The Committee increased Ms. McCarthy's salary by 4% to $1,300,000 to reflect changes in the market for executive talent and her continued outstanding performance.
Performance- based Bonus	Target Bonus
Ms. McCarthy's target bonus for fiscal 2016 is equal to two times her fiscal year end salary, as set forth in her employment agreement.

Other Performance Factor
The Committee applied a factor of 225% with respect to other performance factors for Ms. McCarthy in fiscal 2016 compared to a factor of 140% in fiscal 2015. The determination this year reflected Mr. Iger's recommendation and Ms. McCarthy's accomplishments during the year, which included:

•

Led and managed the Company's finance organization and continued to increase the level of collaboration and partnership between corporate and segment financial functions.

•

Maintained and promoted Disney's financial and capital markets strength, including successful debt offerings and structured long-term financings.

•

Supported international financial initiatives including funding of the planned expansion at Hong Kong Disneyland and evaluation of Disneyland Paris financial structure.

•

Consolidated corporate functions for continued efficiency and consistency including supply chain management and global public policy.

•

Provided active oversight of the corporate real estate function through recruitment, onboarding and ongoing support of new leadership for this function.

•

Developed an enterprise-wide tax risk management strategy.

Equity Award Value	The annual equity award value for Ms. McCarthy is equal to 2.5 times her expected fiscal year end salary as set forth in her employment agreement.

32

Executive Compensation

Mr. Mayer

Salary	The Committee increased Mr. Mayer's salary by 4% to $1,300,000 to reflect changes in the market for executive talent and his continued outstanding performance.
Performance- based Bonus	Target Bonus
Mr. Mayer's target bonus for fiscal 2016 is equal to two times his fiscal year end salary, as set forth in his employment agreement.

Other Performance Factor
The Committee applied a factor of 225% with respect to other performance factors for Mr. Mayer in fiscal 2016 compared to a factor of 140% in fiscal 2015. The determination this year reflected Mr. Iger's recommendation and Mr. Mayer's accomplishments during the year, which included:

•

Managed the Company's strategic merger and acquisition and joint venture activity, particularly to position the Company to engage in developing models for distributing media, including investments in BAMTech, Vice Media and Hulu.

•

Identified opportunities to modernize our presentation of brands and franchises, and aligned business segments and regions to common strategic and creative directions for key franchises.

•

Supported technology innovation and expanded the scope of the Disney Accelerator program to enhance value creation opportunities.

•

Implemented a Company-wide data management program, reviewing consumer behavior and strategies to maximize revenue and target advertising expenditures.

Equity Award Value	The annual equity award value for Mr. Mayer is equal to 2.5 times his expected fiscal year end salary as set forth in his employment agreement.

Ms. Parker

Salary	The Committee increased Ms. Parker's salary by 4% to $835,000 to reflect changes in the market for executive talent and her continued outstanding performance.
Performance- based Bonus	Target Bonus
Ms. Parker's target bonus for fiscal 2016 is equal to 1.25 times her fiscal year end salary, as set forth in her employment agreement.

Other Performance Factor
The Committee applied a factor of 225% with respect to other performance factors for Ms. Parker in fiscal 2016 compared to a factor of 180% in fiscal 2015. The determination this year reflected Mr. Iger's recommendation and Ms. Parker's accomplishments during the year, which included:

•

Continued to centralize the human resources organization to deliver cost efficiency, leverage expertise across the Company and allow segments to focus on strategic activities that directly align with their business goals.

•

Enhanced the ability to develop world-class talent through successful implementation of a new performance management process and leadership development programs.

•

Strengthened recruitment strategies to position Disney as an employer of choice for technology talent, expanded hiring of veterans, and increased female and diverse executive hires.

•

Continued integration of strong global security practices in support of the opening of Shanghai Disney Resort and in response to the heightened threat of terrorism worldwide.

Equity Award Value	The equity award value for Ms. Parker is equal to 2.6 times her fiscal year end salary (compared to a minimum value of two times her fiscal year end salary as set forth in her employment agreement) based on Mr. Iger's recommendation, Ms. Parker's continued outstanding performance and the market for executive talent.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 33

Mr. Staggs

Salary	The Committee increased Mr. Staggs's salary by 3% to $2,060,000 to reflect the market for executive talent.
Performance- based Bonus	Mr. Staggs performance-based bonus was determined after his termination pursuant to the terms of his employment agreement and is discussed on page 52.
Equity Award Value	The equity award value for Mr. Staggs was equal to four times his fiscal year end salary as set forth in his employment agreement.

Compensation Committee Report

The Compensation Committee has:

  (1)
  reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management; and
  (2)
  based on this review and discussion, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement relating to the 2017 Annual Meeting of shareholders.

Members of the Compensation Committee

Susan E. Arnold (Chair)
Maria Elena Lagomasino
Aylwin B. Lewis
Orin C. Smith

34

Executive Compensation

Compensation Tables

Fiscal 2016 Summary Compensation Table

The following table provides information concerning the total compensation earned in fiscal 2014 (except for Mr. Staggs and Ms. McCarthy, who were not named executive officers in those years), in fiscal 2015 and fiscal 2016 by the chief executive officer, the chief financial officer and the three other persons serving as executive officers at the end of fiscal 2016 who were the most highly compensated executive officers of the Company in fiscal 2016, plus Mr. Staggs, the chief operating officer through May 6, 2016. These six officers are referred to as the named executive officers or NEOs in this proxy statement. Information regarding the amounts in each column follows the table.

Name and Principal Position	Fiscal Year	Salary[1]	Stock Awards[2]		Option Awards		Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings[3]	All Other Compensation		Total
Robert A. Iger	2016	$2,500,000	$8,828,117		$8,454,674		$20,000,000	$2,893,778	$1,205,827		$43,882,396

Chairman and Chief Executive	2015	2,548,077	8,862,741		8,419,823		22,340,000	1,423,047	1,319,926		44,913,614

Officer	2014	2,500,000	8,943,204		8,339,396		22,810,000	2,795,268	1,109,150		46,497,018

Alan N. Braverman	2016	1,549,000	1,878,037		1,252,040		5,440,000	931,443	68,431		11,118,951

Senior Executive Vice President,	2015	1,502,692	1,847,400		1,200,012		5,532,000	395,940	216,573		10,694,617

General Counsel and Secretary	2014	1,374,231	1,865,250		1,200,017		5,325,000	760,263	60,544		10,585,305

Christine M. McCarthy	2016	1,287,692	1,950,106		1,300,058		4,520,000	1,104,131	36,523		10,198,510

Senior Executive Vice President	2015	869,712	1,003,783		652,018		4,310,000	155,346	79,194		7,070,053
and Chief Financial Officer

Kevin A. Mayer	2016	1,287,692	1,950,106		1,300,058		4,520,000	1,031,418	36,075		10,125,349

Senior Executive Vice President	2015	1,050,250	1,354,785		880,006		4,310,000	303,767	107,763		8,006,571

and Chief Strategy Officer	2014	925,981	1,243,500		800,005		2,222,000	571,782	40,142		5,803,410

M. Jayne Parker	2016	826,385	1,320,122		880,052		1,815,000	711,775	51,060		5,604,394

Executive Vice President and	2015	797,077	1,354,785		880,006		1,844,000	664,810	112,388		5,653,066

Chief Human Resources Officer	2014	722,269	1,243,500		800,005		1,735,000	880,174	37,339		5,418,287

Thomas O. Staggs	2016	2,045,231	4,120,009	[4]	4,120,131	[4]	7,000,000	829,470	3,642,246	[5]	21,757,087

Former Chief Operating Officer	2015	1,963,541	4,606,238		3,404,372		8,620,000	1,362,596	49,490		20,006,237

1
The amounts reflect compensation for 53 weeks in fiscal year 2015 compared to 52 weeks in fiscal 2014 and fiscal 2016 due to the timing of the end of the fiscal period.

2
Stock awards for each fiscal year include awards subject to performance conditions that were valued based on the probability that performance targets will be achieved. Assuming the highest level of performance conditions are achieved, the grant date stock award values would be as follows:

Fiscal Year	Mr. Iger	Mr. Braverman	Ms. McCarthy	Mr. Mayer	Ms. Parker	Mr. Staggs
2016	$12,681,647	$2,287,925	$2,375,735	$2,375,735	$1,608,262	$5,918,419

2015	12,629,785	2,250,073	1,222,575	1,650,084	1,650,084	5,780,623

2014	12,509,144	2,250,109	NA	1,500,072	1,500,072	NA

3
As described more fully under "Change in Pension Value and Nonqualified Deferred Compensation Earnings" below, changes in pension value in 2014, 2015 and 2016 were driven largely by changes in the discount rate applied to calculate the present value of future pension payments.

4
As a result of the termination of Mr. Staggs's employment, he will not vest or have value in his stock awards and he will vest in only one-half of his option awards. The grant date fair value of the option awards that will vest is $2,060,066.

5
This includes salary continuation through the original termination date of Mr. Staggs's employment agreement as described on page 52, below.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 35

Salary.    This column sets forth the base salary earned during each fiscal year.

Stock Awards.    This column sets forth the grant date fair value of the restricted stock unit awards granted to the named executive officers during each fiscal year as part of the Company's long-term incentive compensation program. The grant date fair value of these awards was calculated by multiplying the number of units awarded by the average of the high and low trading price of the Company's common stock on the grant date, subject to valuation adjustments for restricted stock unit awards subject to performance-based vesting conditions other than the test to assure deductibility under Section 162(m) of the Internal Revenue Code. The valuation adjustments, which reflect the fact that the number of shares received on vesting varies based on the level of performance achieved, were determined using a Monte Carlo simulation that determines the probability that the performance targets will be achieved. The grant date fair value of the restricted stock unit awards granted during fiscal 2016 is also included in the Fiscal 2016 Grants of Plan Based Awards table on page 38.

Option Awards.    This column sets forth the grant date fair value of options to purchase shares of the Company's common stock granted to the named executive officers during each fiscal year. The grant-date fair value of these options was calculated using a binomial option pricing model. The assumptions used in estimating the fair value of these options are set forth in footnote 12 to the Company's Audited Financial Statements for fiscal 2016. The grant date fair value of the options granted during fiscal 2016 is also included in the Fiscal 2016 Grants of Plan Based Awards table on page 38.

Non-Equity Incentive Plan Compensation.    This column sets forth the amount of compensation earned by the named executive officers under the Company's annual performance-based bonus program during each fiscal year. A description of the Company's annual performance-based bonus program is included in the discussion of "2016 Total Direct Compensation" in the "Executive Compensation Program Structure" section, and the determination of performance-based bonuses for fiscal 2016 is described in the "2016 Compensation Decisions" section of the Compensation Discussion and Analysis beginning on page 19.

Change in Pension Value and Nonqualified Deferred Compensation Earnings.    This column reflects the aggregate change in the actuarial present value of each named executive officer's accumulated benefits under all defined benefit plans, including supplemental plans, during each fiscal year. The amounts reported in this column vary with a number of factors, including the discount rate applied to determine the value of future payment streams. The discount rate used pursuant to pension accounting rules to calculate the present value of future payments was 5.00% for fiscal 2013, 4.40% for fiscal 2014, 4.47% for fiscal 2015 and 3.73% for fiscal 2016. The decrease in fiscal 2014 and fiscal 2016 drove substantial increases in the present value of future payments. Neither increases nor decreases in pension value resulting from changes in the discount rate result in any increase or decrease in benefits payable to participants under the plan. Pension values in fiscal 2015 increased despite the small increase in the discount rate due to the effect of an additional year of service and higher compensation levels.

Mr. Iger, Ms. McCarthy, Ms. Parker and Mr. Staggs were credited with earnings on deferred compensation as disclosed below under "Deferred Compensation". These earnings were at rates that were not above market rates and therefore are not reported in this column.

All Other Compensation.    This column sets forth all of the compensation for each fiscal year that we could not properly report in any other column of the table, including:

•
the incremental cost to the Company of perquisites and other personal benefits;
•
the amount of Company contributions to employee savings plans;
•
the dollar value of insurance premiums paid by the Company with respect to excess liability insurance for the named executive officers;
•
a one-time payout of accumulated vacation time in fiscal 2015 resulting from a Company-wide change in policy relating to vacation accrual;
•
the dollar amount of matching charitable contributions made to charities pursuant to the Company's charitable gift matching program, which is available to all regular US employees with at least one year of service; and
•
for Mr. Staggs, salary continuation through the original termination date of Mr. Staggs's employment agreement as described on page 52, below.

The dollar amount of matching charitable contributions was $15,000, $12,050, $15,000, $15,000 and $12,500 for Mr. Iger, Mr. Braverman, Ms. McCarthy, Mr. Mayer and Ms. Parker, respectively.

In accordance with the SEC's interpretations of its rules, this column also sets forth the incremental cost to the Company of certain items that are provided to the named executive officers for business purposes but which may not be considered integrally related to his or her duties.

36

Executive Compensation

The following table sets forth the incremental cost to the Company of each perquisite and other personal benefit that exceeded the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for a named executive officer in fiscal 2016.

	Personal Air Travel	Security	Other	Total
Robert A. Iger	$282,831	$869,476	$32,350	$1,184,657

Alan N. Braverman	—	—	50,081	50,081

Christine M. McCarthy	—	—	15,400	15,400

Kevin A. Mayer	—	—	14,760	14,760

M. Jayne Parker	—	—	32,350	32,350

Thomas O. Staggs	—	—	31,223	31,223

The incremental cost to the Company of the items specified above was determined as follows:

•
Personal air travel: the actual catering costs, landing and ramp fees, fuel costs and lodging costs incurred by flight crew plus a per hour charge based on the average hourly maintenance costs for the aircraft during the year for flights that were purely personal in nature, and a pro rata portion of catering costs where personal guests accompanied a named executive officer on flights that were business in nature. Where a personal flight coincided with the repositioning of an aircraft following a business flight, only the incremental costs of the flight compared to an immediate repositioning of the aircraft are included. As noted on pages 23 to 24, above, Mr. Iger is required for security reasons to use corporate aircraft for all of his personal travel.

•
Security: the actual costs incurred by the Company for providing security services and equipment.

The "Other" column in the table above includes, to the extent a named executive officer elected to receive any of these benefits, the incremental cost to the Company of the vehicle benefit, personal air travel or security services where the cost to the Company was less than $25,000, reimbursement of up to $1,000 per calendar year for wellness-related purposes such as fitness and nutrition management, and reimbursement of expenses for financial consulting.

The named executive officers also were eligible to receive the other benefits described in the Compensation Discussion and Analysis under the discussion of "Benefits and Perquisites" in the "Compensation Program Elements" section, which involved no incremental cost to the Company or are offered through group life, health or medical reimbursement plans that are available generally to all of the Company's salaried employees.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 37

Fiscal 2016 Grants of Plan Based Awards Table

The following table provides information concerning the range of awards available to the named executive officers under the Company's annual performance-based bonus program for fiscal 2016 and information concerning the option grants and restricted stock unit awards made to the named executive officers during fiscal 2016. Additional information regarding the amounts reported in each column follows the table.

					Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
			Grant Date		Threshold	Target	Maximum	Threshold		Target		Maximum		All Other Option Awards: Number of Securities Underlying Options		Exercise or Base Price of Option Awards	Grant Date Closing Price of Shares Underlying Options	Grant Date Fair Value of Stock and Option Awards
			12/17/15											271,331		$113.23	$112.01	$8,454,674

Robert A. Iger			12/17/15					37,333		74,666		111,999						8,828,117	[1]

					$4,200,000	$12,000,000	$24,000,000

			12/17/15											40,181		$113.23	$112.01	$1,252,040

	(A	)	12/17/15							8,293								939,016

Alan N. Braverman	(B	)	12/17/15					3,971		7,942		11,913						939,021	[1]

					$1,095,500	$3,130,000	$6,260,000

			12/17/15											41,722		$113.23	$112.01	$1,300,058

	(A	)	12/17/15							8,611								975,024

Christine M. McCarthy	(B	)	12/17/15					4,124		8,247		12,371						975,082	[1]
					$910,000	$2,600,000	$5,200,000

			12/17/15											41,722		$113.23	$112.01	$1,300,058

	(A	)	12/17/15							8,611								975,024

Kevin A. Mayer	(B	)	12/17/15					4,124		8,247		12,371						975,082	[1]

					$910,000	$2,600,000	$5,200,000

			12/17/15											28,243		$113.23	$112.01	$880,052

	(A	)	12/17/15							5,829								660,017

M. Jayne Parker	(B	)	12/17/15					2,792		5,583		8,375						660,105	[1]

					$365,313	$1,043,750	$2,087,500

			12/17/15											132,225	[2]	$113.23	$112.01	$4,120,131	[2]

Thomas O. Staggs			12/17/15	[2]				17,423	[3]	34,846	[3]	52,269	[3]					4,120,009	1,[3]

					$1,802,500	$5,150,000	$10,300,000

1
Stock awards for fiscal 2016 subject to performance conditions in addition to the test to assure deductibility under Section 162(m) were valued based on the probability that performance targets will be achieved. Assuming the highest level of performance conditions are achieved, the grant date fair values for performance-based stock awards made in fiscal 2016 would be $12,681,647, $1,348,909, $1,400,712, $1,400,712, $948,245 and $5,918,419 for Mr. Iger, Mr. Braverman, Ms. McCarthy, Mr. Mayer, Ms. Parker and Mr. Staggs, respectively.
2
As a result of the termination of Mr. Staggs's employment, he will vest in only one-half in his option awards. The grant date fair value of the option awards that will vest is $2,060,066.
3
As a result of the termination of Mr. Staggs's employment, these awards will not vest and the grant date fair value of awards that vest is therefore zero.
38

Executive Compensation

Grant date.    The Compensation Committee made the annual grant of stock options and restricted stock unit awards for fiscal 2016 on December 17, 2015. The Compensation Committee approved awards under the annual performance-based bonus program on November 29, 2016.

Estimated Possible Payouts Under Non-equity Incentive Plan Awards.    As described in the Compensation Discussion and Analysis, the Compensation Committee sets the target bonus opportunity for the named executive officers at the beginning of the fiscal year, and the actual bonuses for the named executive officers may, except in special circumstances such as unusual challenges or extraordinary successes, range from 35% to 200% of the target level based on the Compensation Committee's evaluation of financial and other performance factors for the fiscal year. The bonus amount may be zero, if actual performance is below the specified threshold level (including the Section 162(m) test), or less than the calculated amounts if the Compensation Committee otherwise decides to reduce the bonus. As addressed in the discussion of 2016 Compensation Decisions in the Compensation Discussion and Analysis, the employment agreements of each executive officer require that the target used to calculate the bonus opportunity (but not the actual bonus awarded) be at least the amount specified in each agreement. This column shows the range of potential bonus payments for each named executive officer from the threshold to the maximum based on the target range set at the beginning of the fiscal year. The actual bonus amounts received for fiscal 2016 are set forth in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

Estimated Future Payouts Under Equity Incentive Plan Awards.    This column sets forth the number of restricted stock units awarded to the named executive officers during fiscal 2016 that are subject to the test to assure eligibility for deduction under Section 162(m) and/or to performance tests as described below. These include units awarded to each of the named executive officers as part of the annual grant in December 2015. Each of Mr. Iger's awards is (and Mr. Staggs's awards were when awarded) subject to both the test to assure eligibility under Section 162(m) and the performance tests described below. The units in row A for each of the other named executive officers are subject to the test to assure eligibility under Section 162(m) and the units in row B are subject to this test as well as the performance tests described below. The vesting dates for all of the outstanding restricted stock unit awards held by the named executive officers as of the end of fiscal 2016 are set forth in the Fiscal 2016 Outstanding Equity Awards at Fiscal Year-End table below.

All units subject to only the Section 162(m) test (Row A) (plus any shares received as dividend equivalents prior to vesting) vest if that test is met and none of the units vest if the test is not met. This amount is shown in the "target" column for Row A.

In the case of units subject to both the Section 162(m) test and the performance tests (all of Mr. Iger's and Mr. Staggs's units and the units in Row B for other named executive officers), none of the units vest if the Section 162(m) test is not met and units vest as follows if the Section 162(m) test is met.

Half of the units are subject to a total shareholder return test and half of the units are subject to an earnings per share test. For each half:

•
None of the units related to a measure vest if the Company's total shareholder return or earnings per share, respectively, is below the 25th percentile of the S&P 500 for that measure.
•
If the Company's total shareholder return or earnings per share, respectively, is at or above the 25th percentile of the S&P 500 for the related measure, the number of units related to that measure that vest will vary from 50% of the target number related to that measure (at the 25th percentile) to 150% of the target number related to that measure (at or above the 75th percentile) (in each case, plus dividend equivalent units).

For example, for the one-half of the grant subject to an earnings per share test, and the other half separately subject to a total shareholder return test, the total number of shares vesting would equal:

•
the number in the "threshold" column if the Company is at the 25th percentile for each test;
•
the number in the "target" column if the Company is at the 50th percentile for each test; and
•
the number in the "maximum" column if the Company is at or exceeds the 75th percentile for each test (in each case, plus dividend equivalent units).

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 39

Earnings per share for the Company is adjusted (i) to exclude the effect of extraordinary, unusual and/or nonrecurring items and (ii) to reflect such other factors as the Committee deems appropriate to fairly reflect earnings per share growth. Adjustments to diluted Earnings per share from continuing operations of S&P 500 companies will not normally be made because the Committee has no reason to believe that the average of adjustments across the S&P 500 companies would result in an amount that is significantly different from the reported amount.

When dividends are distributed to shareholders, dividend equivalents are credited in an amount equal to the dollar amount of dividends on the number of units held on the dividend record date divided by the fair market value of the Company's shares of common stock on the dividend distribution date. Dividend equivalents vest only when, if and to the extent that the underlying units vest.

All Other Option Awards: Number of Securities Underlying Options.    This column sets forth the options to purchase shares of the Company's common stock granted to the named executive officers as part of the annual grant in December 2015. The vesting dates for these options are set forth in the Fiscal 2016 Outstanding Equity Awards at Fiscal Year-End table below. These options are scheduled to expire ten years after the date of grant.

Exercise or Base Price of Option Awards; Grant Date Closing Price of Shares Underlying Options.    These columns set forth the exercise price for each option grant and the closing price of the Company's common stock on the date of grant. The exercise price is equal to the average of the high and low trading price on the grant date, which may be higher or lower than the closing price on the grant date.

Grant Date Fair Value of Stock and Option Awards.    This column sets forth the grant date fair value of the stock and option awards granted during fiscal 2016 calculated in accordance with applicable accounting requirements. The grant date fair value of all restricted stock unit awards and options is determined as described on page 36, above.

40

Executive Compensation

Fiscal 2016 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information concerning outstanding unexercised options and unvested restricted stock unit awards held by the named executive officers as of October 1, 2016. Additional information regarding the amounts reported in each column follows the table.

		Option Awards				Stock Awards

		Number of Securities Underlying Unexercised Options						Equity Incentive Plan Awards
	Grant Date	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date	Number of Units That Have Not Vested	Market Value of Units That Have Not Vested	Number of Unearned Units That Have Not Vested	Market Value of Unearned Units That Have Not Vested
	1/13/2010	465,578	—	$31.12	1/13/2020	—	—	—	—

	1/26/2011	437,679	—	39.65	1/26/2021	—	—	—	—

Robert A. Iger	1/18/2012	732,079	—	38.75	1/18/2022	—	—	—	—

	1/16/2013	514,162	171,388(A)	51.29	1/16/2023	—	—	—	—

	12/19/2013	217,610	217,610(B)	72.59	12/19/2023	—	—	173,865(C)	$16,145,123

	12/18/2014	93,103	279,309(D)	92.24	12/18/2024	—	—	139,696(E)	12,972,127

	12/17/2015	—	271,331(F)	113.23	12/17/2025	—	—	112,826(G)	10,477,021

	1/13/2010	93,116	—	$31.12	1/13/2020	—	—	—	—

	1/26/2011	87,536	—	39.65	1/26/2021	—	—	—	—

Alan N. Braverman	1/18/2012	94,462	—	38.75	1/18/2022	—	—	—	—

	1/16/2013	63,071	21,024(A)	51.29	1/16/2023	—	—	3,879(H)	$360,244

	12/19/2013	31,313	31,314(B)	72.59	12/19/2023	—	—	25,216(I)	2,341,532

	12/18/2014	13,269	39,808(D)	92.24	12/18/2024	—	—	22,416(J)	2,081,590

	12/17/2015	—	40,181(F)	113.23	12/17/2025	—	—	20,355(K)	1,890,184

	1/13/2010	39,617	—	$31.12	1/13/2020	—	—	—	—

	1/26/2011	34,139	—	39.65	1/26/2021	—	—	—	—

Christine M. McCarthy	1/18/2012	45,342	—	38.75	1/18/2022	—	—	—	—

	1/16/2013	31,899	10,634(A)	51.29	1/16/2023	—	—	1,962(H)	$182,227

	12/19/2013	15,343	15,344(B)	72.59	12/19/2023	—	—	12,357(I)	1,147,453

	12/18/2014	7,209	21,630(D)	92.24	12/18/2024	—	—	12,180(J)	1,131,076

	12/17/2015	—	41,722(F)	113.23	12/17/2025	—	—	21,136(K)	1,962,728

	1/18/2012	14,264	—	$38.75	1/18/2022	—	—	—	—

	1/16/2013	14,555	14,555(A)	51.29	1/16/2023	—	—	2,750(H)	$255,380

Kevin A. Mayer	3/5/2013	—	—	—	—	—	—	1,393(L)	129,374

	12/19/2013	20,875	20,876(B)	72.59	12/19/2023	—	—	16,810(I)	1,561,021

	12/18/2014	9,730	29,193(D)	92.24	12/18/2024	—	—	16,439(J)	1,526,556

	12/17/2015	—	41,722(F)	113.23	12/17/2025	—	—	21,136(K)	1,962,728

	1/18/2012	13,225	—	$38.75	1/18/2022	—	—	—	—

	1/16/2013	33,961	11,321(A)	51.29	1/16/2023	—	—	2,139(H)	$198,597

M. Jayne Parker	12/19/2013	20,875	20,876(B)	72.59	12/19/2023	—	—	16,810(I)	1,561,021

	12/18/2014	9,730	29,193(D)	92.24	12/18/2024	—	—	16,439(J)	1,526,556

	12/17/2015	—	28,243(F)	113.23	12/17/2025	—	—	14,308(K)	1,328,676

	1/16/2013	123,715	41,239(A)	$51.29	1/16/2023*	7,791(H)	$723,482	—	—

	12/19/2013	55,424	55,425(B)	72.59	12/19/2023*	11,418(M)	1,060,250	33,213(C)	$3,084,162

Thomas O. Staggs	12/18/2014	24,415	48,830(N)	92.24	12/18/2024*	9,181(O)	852,526	27,476(P)	2,551,454

	2/5/2015	12,034	24,069(Q)	101.68	2/5/2025*	—	—	16,460(R)	1,528,456

	12/17/2015	—	66,112(S)	113.23	12/17/2025*	—	—	—(T)	—

*
These awards will not be exercisable after December 30, 2019 as a result of Mr. Staggs's termination of employment.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 41

Number of Securities Underlying Unexercised Options: Exercisable and Unexercisable.    These columns set forth, for each named executive officer and for each grant made to the officer, the number of shares of the Company's common stock that can be acquired upon exercise of outstanding options. The vesting schedule for each option with unexercisable shares is shown under "Vesting Schedule." The vesting of options held by the named executive officers may be accelerated in the circumstances described under "Potential Payments and Rights on Termination or Change in Control," below.

Number; Market Value of Shares or Units of Stock That Have Not Vested.    These columns report the number and market value, respectively, of shares underlying each grant of restricted stock units to each officer that is not subject to performance vesting conditions nor the test to assure eligibility for deduction pursuant to Section 162(m). The number of shares includes dividend equivalent units that have accrued for dividends payable through October 1, 2016. The market value is equal to the number of shares underlying the units times the closing market price of the Company's common stock on Friday, September 30, 2016, the last trading day of the Company's fiscal year. The vesting schedule for each grant is shown below, with grants identified by the letter following the number of shares underlying the grant. Vesting of restricted stock units held by named executive officers may be accelerated in the circumstances described under "Potential Payments and Rights on Termination or Change in Control," below.

Number; Market Value of Unearned Units That Have Not Vested.    These columns set forth the maximum number and market value, respectively, of shares of the Company's common stock underlying each restricted stock unit award held by each named executive officer that is subject to performance-based vesting conditions and/or the test to assure eligibility for deduction pursuant to Section 162(m), except that the number of units and market value for units granted December 19, 2013 are the actual amount that vested based on the satisfaction of the related performance test on November 18, 2016 (excluding dividend equivalent units accruing after October 1, 2016). The number of shares includes dividend equivalent units that have accrued for dividends payable through October 1, 2016. The market value is equal to the number of shares underlying the units multiplied by the closing market price of the Company's common stock on Friday, September 30, 2016, the last trading day of the Company's fiscal year. The vesting schedule and performance tests and/or the test to assure eligibility under Section 162(m) are shown in "Vesting Schedule," below.

Vesting Schedule.    The options reported above that are not yet exercisable and restricted stock unit awards that have not yet vested are scheduled to become exercisable and vest as set forth below.

          (A)   Options granted January 16, 2013. The remaining unexercisable options are scheduled to become exercisable on January 16, 2017.

          (B)   Options granted December 19, 2013. One-half of the remaining unexercisable options vested on December 19, 2016 and one-half are scheduled to become exercisable on December 19, 2017.

          (C)   Restricted stock units granted December 19, 2013. The number of units shown reflects the amount that vested on December 19, 2016 based on the level at which a total shareholder return and an earnings per share test were satisfied.

          (D)   Options granted December 18, 2014. One-third of the remaining unexercisable options vested on December 18, 2016 and one-third are scheduled to become exercisable on each of December 18, 2017 and 2018.

          (E)    Restricted stock units granted December 18, 2014. The units are scheduled to vest on December 18, 2017 subject to determination that the test to assure eligibility under Section 162(m) was satisfied and also subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

          (F)    Options granted December 17, 2015. One-fourth of the remaining unexercisable options vested on December 17, 2016 and one-fourth are scheduled to become exercisable on each of December 17, 2017, 2018 and 2019.

          (G)  Restricted stock units granted December 17, 2015. The units are scheduled to vest on December 17, 2018 subject to determination that the test to assure eligibility under Section 162(m) was satisfied and also subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

          (H)   Restricted stock units granted January 16, 2013. The units are scheduled to vest on January 16, 2017.

          (I)     Restricted stock units granted December 19, 2013 subject to performance tests. Approximately 87% of the remaining units vested on December 19, 2016 based on the level at which a total shareholder return and an earnings per share test were satisfied. The remaining units vest on December 19, 2017,

42

Executive Compensation

  subject to determination that the test to assure eligibility under Section 162(m) was satisfied.

          (J)    Restricted stock units granted December 18, 2014 subject to performance tests. Approximately 11% of the units vested on December 18, 2016 and 11% of the remaining units vest on each of December 18, 2017 and 2018, in each case subject to determination that the test to assure eligibility under Section 162(m) was satisfied. 67% of the remaining units vest December 18, 2017 subject to determination that the test to assure eligibility under Section 162(m) was satisfied and also subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

          (K)   Restricted stock units granted December 17, 2015 subject to performance tests. 10% of the units vested on December 17, 2016 and 10% of the remaining units vest on each of December 17, 2017, 2018 and 2019, in each case subject to determination that the test to assure eligibility under Section 162(m) was satisfied. 60% of the remaining units vest December 17, 2018 subject to determination that the test to assure eligibility under Section 162(m) was satisfied and also subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

          (L)    Restricted stock units granted March 5, 2013. The remaining units are scheduled to vest on March 5, 2017.

          (M)  Restricted stock units granted December 19, 2013. One-half of the remaining units vested on December 19, 2016 and one-half are scheduled to vest on December 19, 2017.

          (N)  Options granted December 18, 2014. One-half of the remaining unexercisable options vested on December 18, 2016 and one-half are scheduled to become exercisable on December 18, 2017. Excludes options that will not vest due to the timing of Mr. Staggs's termination.

        (O)  Restricted stock units granted December 18, 2014. One-half of the remaining units vested on December 18, 2016 and one-half are scheduled to vest on December 18, 2017. Excludes restricted stock units that will not vest due to the timing of Mr. Staggs's termination.

        (P)    Restricted stock units granted December 18, 2014 scheduled to vest on December 18, 2017, subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

        (Q)  Options granted February 5, 2015. One-half of the remaining unexercisable options are scheduled to become exercisable on each of February 5, 2017 and 2018. Excludes options that will not vest due to the timing of Mr. Staggs's termination.

        (R)    Restricted stock units granted February 5, 2015. The units are scheduled to vest on February 5, 2018 subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

        (S)   Options granted December 17, 2015. One-half of the remaining unexercisable options vested on December 18, 2016 and one-half are scheduled to become exercisable on December 18, 2017. Excludes options that will not vest due to the timing of Mr. Staggs's termination.

        (T)    Excludes restricted stock units granted December 17, 2015 that will not vest due to the timing of Mr. Staggs's termination.

Fiscal 2016 Option Exercises and Stock Vested Table

The following table provides information concerning the exercise of options and vesting of restricted stock unit awards held by the named executive officers during fiscal 2016.

	Option Awards		Stock Awards

	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Robert A. Iger	—	—	257,131	$24,621,167

Alan N. Braverman	—	—	38,406	3,756,931

Christine M. McCarthy	49,920	$4,007,337	19,334	1,892,116

Kevin A. Mayer	—	—	27,478	2,677,329

M. Jayne Parker	—	—	21,625	2,115,647

Thomas O. Staggs	436,458	26,936,634	73,428	7,137,184

The value realized on the exercise of options is equal to the amount per share at which the named executive officer sold shares acquired on exercise (all of which occurred on the date of exercise) minus the exercise price of the option times the number of shares acquired on exercise of the options. The value realized on the vesting of stock awards is equal to the closing market price of the Company's common stock on the date of vesting times the number of shares acquired upon vesting. The number of shares and value realized on vesting includes shares that were withheld at the time of vesting to satisfy tax withholding requirements.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 43

Equity Compensation Plans

The following table summarizes information, as of October 1, 2016, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares of the Company's common stock may be granted from time to time.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders[1]	35,581,052	[2,3]	$66.91	[4]	77,221,811	[3,5]

Equity compensation plans not approved by security holders	—		—		—

Total	35,581,052	[2,3]	$66.91	[4]	77,221,811	[3,5]

1
These plans are the Company's 2011 Stock Incentive Plan and The Walt Disney Company/Pixar 2004 Equity Incentive Plan (the Disney/Pixar Plan was assumed by the Company in connection with the acquisition of Pixar).
2
Includes an aggregate of 10,190,975 restricted stock units and performance-based restricted stock units. Also includes options to purchase an aggregate of 50,250 shares at a weighted average exercise price of $32.56 and 188,921 restricted stock units, in each case granted under plans assumed by the Company in connection with the acquisition of Pixar, which plans were approved by the shareholders of Pixar prior to the Company's acquisition.
3
Assumes shares issued upon vesting of performance-based units vest at 100% of target number of units. Actual number of shares issued on vesting of performance units could be zero to 150% of the target number of units.
4
Weighted average exercise price of outstanding options; excludes restricted stock units and performance-based restricted stock units.
5
Includes 422,769 securities available for future issuance under plans assumed by the Company in connection with the acquisition of Pixar, which plans were approved by the shareholders of Pixar prior to the Company's acquisition. Assumes all awards are made in the form of options. Each award of one restricted stock unit under the 2011 Stock Incentive Plan reduces the number of shares available under the plan by two, so the number of securities available for issuance will be smaller to the extent awards are made as restricted stock units.

Pension Benefits

The Company maintains a tax-qualified, noncontributory retirement plan, called the Disney Salaried Pension Plan D, for salaried employees who commenced employment before January 1, 2012. Benefits are based on a percentage of total average monthly compensation multiplied by years of credited service. For service years after 2012, average monthly compensation includes overtime, commission and regular bonus and is calculated based on the highest five consecutive years of compensation during the ten-year period prior to termination of employment or retirement, whichever is earlier. For service years prior to 2012, average monthly compensation considers only base salary, benefits were based on a somewhat higher percentage of average monthly compensation, and benefits included a flat dollar amount based solely on years and hours of service. Retirement benefits are non-forfeitable after three years of vesting service (five years of vesting service prior to 2012) or at age 65 after one year of service. Actuarially reduced benefits are paid to participants whose benefits are non-forfeitable and who retire before age 65 but on or after age 55.

In calendar year 2016, the maximum compensation limit under a tax-qualified plan was $265,000 and the maximum annual benefit that may be accrued under a tax-qualified defined benefit plan was $210,000. To provide additional retirement benefits for key salaried employees, the Company maintains a supplemental nonqualified, unfunded plan, the Amended and Restated Key Plan, which provides retirement benefits in excess of the compensation limitations and maximum benefit accruals under tax-qualified plans. Under this plan, benefits are calculated in the same manner as under the Disney Salaried Pension Plan D, including the differences in benefit determination for years before and after January 1, 2012, described above, except as follows:

  •
  starting on January 1, 2017, average annual compensation used for calculating benefits under the plans for any participant will be capped at the greater of $1,000,000 and the participant's average annual compensation determined as of January 1, 2017;
  •
  benefits for persons who were named executive officers on January 1, 2012 are limited to the amount the executive officer would have received had the plan in effect prior to its January 1, 2012 amendment continued without change; and
  •
  deferred amounts of base salary for years prior to 2006 and equity compensation paid in lieu of bonus are recognized for purposes of determining applicable retirement benefits.

Company employees (including two of the named executive officers) who transferred to the Company from ABC, Inc. after the Company's acquisition of ABC

44

Executive Compensation

are also eligible to receive benefits under the Disney Salaried Pension Plan A (formerly known as the ABC, Inc. Retirement Plan) and a Benefits Equalization Plan which, like the Amended and Restated Key Plan, provides eligible participants retirement benefits in excess of the compensation limits and maximum benefit accruals that apply to tax-qualified plans. A term of the 1995 purchase agreement between ABC, Inc. and the Company provides that employees transferring employment to coverage under a Disney pension plan will receive an additional benefit under Disney plans equal to (a) the amount the employee would receive under the Disney pension plans if all of his or her ABC service were counted under the Disney pension less (b) the combined benefits he or she receives under the

ABC plan (for service prior to the transfer) and the Disney plan (for service after the transfer). Both Mr. Iger and Mr. Braverman transferred from ABC, and each receives a pension benefit under the Disney plans to bring his total benefit up to the amount he would have received if all his years of service had been credited under the Disney plans. (The effect of these benefits is reflected in the present value of benefits under the Disney plans in the table below.)

As of the end of fiscal 2016, Ms. McCarthy, Ms. Parker and Mr. Staggs were eligible for early retirement and Mr. Iger and Mr. Braverman were eligible for retirement. The early retirement reduction is 50% at age 55, decreasing to 0% at age 65.

Fiscal 2016 Pension Benefits Table

The following table sets forth the present value of the accumulated pension benefits that each named executive officer is eligible to receive under each of the plans described above.

Name	Plan Name	Number of Years of Credited Service at Fiscal Year End		Present Value of Accumulated Benefit at Fiscal Year End
	Disney Salaried Pension Plan D	17		$1,477,424
	Disney Amended and Restated Key Plan	17		13,462,589
Robert A. Iger	Disney Salaried Pension Plan A	25		988,179
	Benefit Equalization Plan of ABC, Inc.	25		7,801,671

			Total	$23,729,863

	Disney Salaried Pension Plan D	14		$1,159,906
	Disney Amended and Restated Key Plan	14		4,631,425
Alan N. Braverman	Disney Salaried Pension Plan A	9		260,711
	Benefit Equalization Plan of ABC, Inc.	9		1,453,530

			Total	$7,505,572

	Disney Salaried Pension Plan D	17		$1,103,470
Christine M. McCarthy	Disney Amended and Restated Key Plan	17		2,350,145

			Total	$3,453,615

	Disney Salaried Pension Plan D	19		$910,366
Kevin A. Mayer	Disney Amended and Restated Key Plan	19		2,466,734

			Total	$3,377,100

	Disney Salaried Pension Plan D	28		$1,480,785
M. Jayne Parker	Disney Amended and Restated Key Plan	28		2,678,795

				$4,159,580

	Disney Salaried Pension Plan D	27		$1,364,612
Thomas O. Staggs[1]	Disney Amended and Restated Key Plan	27		7,829,496

			Total	$9,194,108

1
As a result of Mr. Staggs's termination, his retirement date was October 1, 2016 and the present value of his retirement benefits on the date of his retirement is accordingly less than the amount assuming he retires at age 65, which is the amount reported above.

These present values assume that each named executive retires at age 65 (or their age on October 1, 2016, if older) for purposes of the Disney Salaried Pension Plan D and the Amended and Restated Key Plan and age 62 (or their age on October 1, 2016, if older) for purposes of the Disney Salaried Pension Plan A, and the Amended and Restated Benefit Equalization Plan of ABC, Inc. Age 65 is the normal retirement age under each of the plans and is also the age at which unreduced benefits are payable, except the earliest age

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 45

at which unreduced benefits are payable under the ABC plans is age 62 for service years prior to 2012. The values also assume a straight life-annuity payment for an unmarried participant. Participants may elect other actuarially reduced forms of payment, such as joint and survivor benefits and payment of benefits for a period certain irrespective of the death of the participant. The present values were calculated using the 3.73% discount rate assumption set forth in footnote 10 to the Company's Audited Financial Statements for fiscal 2016 and using actuarial factors including RP2014 annuitant mortality table, projected back to 2007 using the MP-2014 projection scale, and generationally with a modified version of the MP-2014 scale for males and females. The present values reported in the table are not available as lump sum payment under the plans.

Fiscal 2016 Nonqualified Deferred Compensation Table

Under the Company's Non-Qualified Deferred Compensation Plan, U.S.-based executives at the level of Senior Vice President or above may defer a portion of their compensation and applicable taxes with an opportunity to earn a tax-deferred return on the deferred amounts. The plan gives eligible executives the opportunity to defer up to 50% of their base salary and up to 100% of their annual performance-based bonus award until retirement or termination of employment or, at the executive's election, until an earlier date at least five years following the date the compensation is earned. The Company also has the option to make a contribution into an executive's deferred compensation account on terms and subject to any conditions (such as vesting conditions) the Company chooses. Amounts in an executive's deferred account earn a return based on the executive's election among a series of mutual funds designated by the Company, which are generally the same funds available under the Company's qualified deferred compensation plans. Returns on the funds available for the deferred account ranged from (18.27)% to 16.48% for the year ended September 30, 2016. The deferred amounts and any deemed earnings on the amounts are not actual investments and are obligations of the Company. Ms. McCarthy, Ms. Parker and Mr. Staggs participated in this plan in fiscal 2016, and their contributions and aggregate earnings during the fiscal year and aggregate balance at the end of the fiscal year are reflected in the table below. Their contributions represent deferred salary (in the case of Ms. McCarthy) in the amount of $643,365 and bonus (in the cases of Ms. McCarthy, Ms. Parker and

Mr. Staggs) in the amounts of $4,308,280, $1,729,984 and $1,400,000, respectively, and all are included in the amounts reported for salary and bonus in the Summary Compensation Table for each of them.

In addition, from 2000 through 2005, $500,000 per year of Mr. Iger's annual base salary was deferred. The following table sets forth the earnings on the deferred amount in fiscal 2016 and the aggregate balance of Mr. Iger's deferral account, including accumulated earnings, as of October 1, 2016. Mr. Iger's employment agreement provides that the deferred compensation will be paid, together with interest at the applicable federal rate for mid-term treasuries, reset annually, no later than 30 days after he is no longer subject to the provisions of Section 162(m) of the Internal Revenue Code (or at such later date as is necessary to avoid the imposition of an additional tax on Mr. Iger under Section 409A of the Internal Revenue Code). The interest rate is adjusted annually in March and the weighted average interest rate for fiscal 2016 was 1.476%. There were no additions during the fiscal year to the deferred amount by either the Company or Mr. Iger other than these earnings and no withdrawals during the fiscal year.

	Executive Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Balance at Last Fiscal Year End
Robert A. Iger	—	$59,857	$4,115,690

Christine M. McCarthy	$4,951,645	$341,276	$5,299,102

M. Jayne Parker	$1,729,984	$101,013	$1,858,639

Thomas O. Staggs	$1,400,000	$126,647	$1,850,647

Contributions by Ms. McCarthy, Ms. Parker and Mr. Staggs include deferral of non-equity incentive plan awards earned with respect to fiscal 2016 but awarded after the end of the fiscal year. Because these deferrals did not occur until after the end of the fiscal year, no earnings on these amounts are included in the column for Aggregate Earnings in Last Fiscal Year and these amounts are not included in the Aggregate Balance at Last Fiscal Year End.

Because the earnings accrued under these programs were not "above market" or preferential, these amounts are not reported in the Fiscal 2016 Summary Compensation Table. A portion of the aggregate balances at last fiscal year end were however included

46

Executive Compensation

in the Summary Compensation Table since fiscal year 2015, as follows:

		Amount Included in Summary Compensation Table
	Fiscal Year	Salary	Non-Equity Incentive Plan	Total
Robert A. Iger	2016	—	—	—
	2015	—	—	—

Christine M. McCarthy	2016	$643,365	—	$643,365
	2015	$216,971	$4,108,116	$4,325,088

M. Jayne Parker	2016	—	—	—
	2015	—	$1,757,626	$1,757,626

Thomas O. Staggs	2016	—	—	—
	2015	—	$1,724,000	$1,724,000

Potential Payments and Rights on Termination or Change in Control

Our named executive officers may receive compensation in connection with termination of their employment. This compensation is payable pursuant to (a) the terms of compensation plans applicable by their terms to all participating employees and (b) the terms of employment agreements with each of our named executive officers.

The termination provisions serve a variety of purposes including: providing the benefits of equity incentive plans to the executive and his or her family in case of death or disability; defining when the executive may be terminated with cause and receive no further compensation; and clearly defining rights in the event of a termination in other circumstances. The availability, nature and amount of compensation on termination differ depending on whether employment terminates because of:

  •
  death or disability;
  •
  the Company's termination of the executive pursuant to the Company's termination right or the executive's decision to terminate because of action the Company takes or fails to take;
  •
  the Company's termination of the executive for cause; or
  •
  expiration of an employment agreement, retirement or other voluntary termination.

The compensation that each of our named executive officers other than Mr. Staggs may receive under each of these termination circumstances is described below. We also set forth below the effect of Mr. Staggs's termination, which occurred at the end of the fiscal year.

It is important to note that the amounts of compensation set forth in the tables below are based on the specific assumptions noted and do not predict the actual compensation that our named executive officers would receive. Actual compensation received would be a function of a number of factors that are unknowable at this time, including: the date of the executive's termination of employment; the executive's base salary at the time of termination; the executive's age and service with the Company at the time of termination; and, because many elements of the compensation are performance-based pursuant to the Company's compensation philosophy described in Compensation Discussion and Analysis, above, the future performance of the Company.

Moreover, the option and restricted stock unit acceleration amounts in case of a termination without cause or by the executive for good reason assume that these awards immediately accelerate, which is not the case in the absence of a change in control. Rather, options and units continue to vest over time and in most cases are subject to the same performance measures that apply if there had been no termination. (The performance measures do not apply to vesting of restricted stock unit awards when termination is due to death or disability, and the test to assure deductibility under Section 162(m) does not apply if it is not necessary to preserve deductibility.)

In addition, although the descriptions and amounts below are based on existing agreements, in connection with a particular termination of employment the Company and the named executive officer may mutually agree on severance terms that vary from those provided in his or her pre-existing agreement.

In each of the circumstances described below, our named executive officers are eligible to receive earned, unpaid salary through the date of termination and benefits that are unconditionally accrued as of the date of termination pursuant to policies applicable to all employees. This includes the deferred compensation and earnings on these deferred amounts as described under "Deferred Compensation," above. This earned compensation is not described or quantified below because these amounts represent earned, vested benefits that are not contingent on the termination of employment, but we do describe and quantify benefits that continue beyond the date of termination that are in addition to those provided for in the applicable benefit plans. The executive's accrued benefits include the pension benefits described under "Pension Benefits," above, which become payable to all participants who have reached retirement age. Because they have reached early retirement or retirement age under the plans, Mr. Iger, Mr. Braverman, Ms. McCarthy and Ms. Parker each would have been (and Mr. Staggs was) eligible to receive these benefits if their employment had

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 47

terminated at the end of fiscal 2016. Because the pension benefits available to Mr. Iger, Mr. Braverman, Ms. McCarthy, Ms. Parker and Mr. Staggs upon termination do not differ from those described above under "Pension Benefits" except in ways that are equally applicable to all salaried employees, the nature and amount of their pension benefits are not described or quantified below.

Death and Disability

The employment agreement of each named executive officer provides for payment of any unpaid bonus for any fiscal year that had been completed at the time of the executive's death or termination of employment due to disability. The amount of the bonus will be determined by the Compensation Committee using the same criteria used for determining a bonus as if the executive remained employed. In addition, Mr. Iger's employment agreement provides that if he dies or terminates employment due to disability prior to June 30, 2018 and prior to the occurrence of a change in control, Mr. Iger (or his estate) will, following the completion of fiscal year 2018, receive a Growth Incentive Retention Payment based on the extent to which the Company's cumulative adjusted operating income for the five years ending September 28, 2018 exceeds $76.01 billion, but pro-rated to reflect the period of his actual employment after fiscal year 2014.

In addition to the compensation and rights in employment agreements, the 2011 Stock Incentive Plan and award agreements thereunder provide that all options awarded to a participant (including the named executive officers) become fully exercisable upon the death or disability of the participant and remain exercisable for 18 months in the case of death and 12 months (or 18 months in the case of participants who are eligible for immediate retirement benefits) in the case of disability, and all restricted stock units awarded to the participant under the 2011 Stock Incentive Plan will, to the extent the units had not previously been forfeited, fully vest and become payable upon the death or disability of the participant.

The following table does not reflect any amount with respect to the Growth Incentive Retention Award because, if Mr. Iger's employment terminated at the end of fiscal 2016 due to death or disability, no amount would be paid until after the end of fiscal 2018 and the amount of the award, if any, would depend on whether and to what extent the performance measure was met. The amount of the award would be zero if cumulative adjusted operating income for the five fiscal years ending September 29, 2018 were less than $76.01 billion and, based on pro-ration through the end of fiscal 2016, could reach $32.1 million depending on the extent to which cumulative adjusted operating income exceeded $76.01 billion.

The following table sets forth the value of the estimated payments and benefits each of our named executive officers would have received under our compensation plans and their employment agreements if their employment had terminated at the close of business on the last day of fiscal 2016 as a result of death or disability. The value of option acceleration is equal to the difference between the $92.86 closing market price of shares of the Company's common stock on September 30, 2016 (the last trading day in fiscal 2016) and the weighted average exercise price of options with an exercise price less than the market price times the number of shares subject to such options that would accelerate as a result of termination. The value of restricted stock unit acceleration is equal to the $92.86 closing market price of shares of the Company's common stock on September 30, 2016 multiplied by the number of units that would accelerate as a result of termination, which, for performance-based units, is equal to the target number of units.

	Cash Payment[1]	Option Acceleration	Restricted Stock Unit Acceleration
Robert A. Iger	$20,000,000	$11,710,122	$26,649,567

Alan N. Braverman	5,440,000	1,533,582	5,286,388

Christine M. McCarthy	4,520,000	766,597	3,515,379

Kevin A. Mayer	4,520,000	1,046,453	4,341,374

M. Jayne Parker	1,815,000	912,016	3,645,769

1
This amount is equal to the bonus awarded to the named executive officers with respect to fiscal 2016 and set forth in the "Non-Equity Incentive Plan Compensation" column of the Fiscal 2016 Summary Compensation Table.

Termination Pursuant to Company Termination Right Other than for Cause or by Executive for Good Reason

The employment agreement of each named executive officer provides that he or she will receive a bonus for any fiscal year that had been completed at the time of his or her termination of employment if his or her employment is terminated by the Company pursuant to the Company's termination right other than for cause (as described below) or by the named executive officer with good reason (as described below). The amount of the bonus will be determined by the Compensation Committee using the same criteria used for determining a bonus if the executive remained employed.

In addition, each named executive officer's employment agreement provides that he or she will receive the following compensation and rights conditioned on his or her executing a mutual release of liability and (except in the case of Mr. Iger) agreeing to provide the Company

48

Executive Compensation

with consulting services for a period of six months after his or her termination (or, if less, for the remaining term of his or her employment agreement):

  •
  A lump sum payment to be made six months and one day after termination equal to the base salary the named executive officer would have earned had he or she remained employed during the term of his or her consulting agreement or, in the case of Mr. Iger, equal to the base salary he would have earned had he remained employed until the original scheduled expiration date of his employment agreement.
  •
  In the case of the named executive officers other than Mr. Iger, if the consulting agreement was not terminated as a result of his or her material breach of the consulting agreement, a further lump sum payment to be made six months and one day after termination of employment equal to the base salary the named executive officer would have earned had he or she remained employed after the termination of his or her consulting agreement and until the original scheduled expiration date of his or her employment agreement.
  •
  A bonus for the year in which he or she is terminated equal to a pro-rata portion of a target bonus amount determined in accordance with his or her employment agreement.
  •
  All options that had vested as of the termination date or were scheduled to vest no later than three months after the original contract termination date will remain or become exercisable as though the named executive officer were employed until that date. The options will remain exercisable until the earlier of (a) the scheduled expiration date of the options and (b) three months after the original scheduled expiration date of his or her employment agreement. In addition, as is true for all employees, options awarded after December 2009 (and at least one year before termination) will continue to vest (and remain exercisable) until the earlier of the expiration date of the option and three years (five years for options granted after March 2011) after the termination date if the officer would be over 60 years of age and have more than 10 years of service as of that date. Pursuant to employment agreements with each of the named executive officers with an employment agreement, the termination date for these purposes will be deemed to be the original contract termination date. For any employee that is eligible for immediate retirement benefits, options awarded within, but less than, one year of termination will vest to the extent they are scheduled to vest within three months of termination and will remain exercisable for 18 months following termination. In addition, any options granted to Mr. Iger less than one year prior to the date of termination will continue to vest and remain exercisable until the expiration date of the option.

  •
  All restricted stock units that were scheduled to vest prior to the original contract termination date will vest as though the named executive officer were employed until that date to the extent applicable performance tests are met (but any test to assure deductibility of compensation under Section 162(m) will be waived for any units scheduled to vest after the fiscal year in which the termination of employment occurs unless application of the test is necessary to preserve deductibility). As is true for all employees, restricted stock units awarded after December 2009 (and at least one year before retirement) will continue to vest through the end of the vesting schedule to the extent applicable performance criteria are met if the officer would be over 60 years of age and have more than 10 years of service as of the termination date. Pursuant to employment agreements with each of the named executive officers with an employment agreement, the termination date for these purposes will be deemed to be the original contract termination date. Any restricted stock units awarded to Mr. Iger less than one year prior to the date of termination will continue to vest according to their original terms to the extent applicable performance criteria are met.

The employment agreements provide that the Company has the right to terminate the named executive officer's employment subject to payment of the foregoing compensation in its sole, absolute and unfettered discretion for any reason or no reason whatsoever. A termination for cause does not constitute an exercise of this right and would be subject to the compensation provisions described below under "Termination for Cause."

The employment agreements provide that a named executive officer can terminate his or her employment "for good reason" following notice to the Company within three months of his or her having actual notice of the occurrence of any of the following events (except that the Company will have 30 days after receipt of the notice to cure the conduct specified in the notice):

          (i)     a reduction in the named executive officer's base salary, annual target bonus opportunity or (where applicable) annual target long-term incentive award opportunity;

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 49

          (ii)    the removal of the named executive officer from his or her position (including in the case of Mr. Iger, the failure to elect or reelect him as a member of the Board of Directors or his removal from the position of Chairman);

          (iii)   a material reduction in his or her duties and responsibilities;

          (iv)   the assignment to him or her of duties that are materially inconsistent with his or her position or duties or that materially impair his or her ability to function in his or her office;

          (v)    relocation of his or her principal office to a location that is more than 50 miles outside of the greater Los Angeles area and, in the case of Mr. Iger, that is also more than 50 miles from Manhattan; or

          (vi)   a material breach of any material provision of his or her employment agreement by the Company.

A named executive officer (or any employee holding equity awards) can also terminate "for good reason" after a change in control (as defined in the 2011 Stock Incentive Plan) if, within 12 months following the change in control, a "triggering event" occurs, and in that case the 2011 Stock Incentive Plan provides that any outstanding options, restricted stock units, performance-based restricted stock units or other plan awards will generally become fully vested and, in certain cases, paid to the plan participant. A triggering event is defined to include: (a) a termination of employment by the Company other than for death, disability or "cause;" or (b) a termination of employment by the participant following a reduction in position, pay or other "constructive termination." Under the 2011 Stock Incentive Plan "cause" has the same meaning as in the named executive officer's employment agreement, as defined below under "Termination for Cause". Any such payments that become subject to the excess parachute tax rules may be reduced in certain circumstances.

In addition, Mr. Iger's employment agreement provides that if his employment is terminated by the Company under its termination rights or by Mr. Iger for good reason prior to June 30, 2018, absent a change in control, Mr. Iger will receive a Growth Incentive Retention Award based on the Company's actual performance through the end of fiscal year 2018, but, if his employment is terminated prior to the end of fiscal year 2017, pro-rated to reflect the period of his actual employment after fiscal year 2014.

The following table does not reflect any amount with respect to the Growth Incentive Retention Award in the absence of a change in control because, if Mr. Iger's employment terminated at the end of fiscal 2016, no amount would be paid until after the end of fiscal 2018 and the amount of the award, if any, would depend on whether and to what extent the performance measure was met. The amount of the award would be zero if cumulative adjusted operating income for the five fiscal years ending September 29, 2018 were less than $76.01 billion and, based on pro-ration through the end of fiscal 2016, could reach $32.1 million depending on the extent to which cumulative adjusted operating income exceeded $76.01 billion.

The following table does not reflect any amount with respect to the Growth Incentive Retention Award with a change in control because Mr. Iger was not entitled to any award if a change in control occurred on or prior to the end of fiscal year 2016. If a change in control occurs after fiscal year 2016, the amount of the Growth Incentive Retention Award payable, if any, will be determined based on the actual cumulative adjusted operating income for each fiscal quarter in the performance period completed on or prior to the date the change of control occurs, plus a projected measure of adjusted operating income for the remainder of the performance period, assuming that adjusted operating income grows at an annualized rate equal to the compounded aggregate growth rate achieved from the beginning of the performance period to such last quarter ended coincident with or prior to the change of control. To receive the amount, if any, payable in respect of the Growth Incentive Retention Award upon a change in control, Mr. Iger must generally remain employed until June 30, 2018. However, payment of such amount will be made earlier in the event that his employment terminates due to his death, disability, a termination by the exercise of the Company's termination rights or a termination by Mr. Iger for good reason.

Each named executive officer's employment agreement specifies that any compensation resulting from subsequent employment will not be offset against amounts described above.

The following table provides a quantification of benefits (as calculated in the following paragraph) each of our named executive officers would have received if their employment had been terminated at the end of fiscal 2016 by the Company pursuant to its termination right or by the executive with good reason.

The "option valuation" amount is (a) the difference between the $92.86 closing market price of shares of the Company's common stock on September 30, 2016 and the weighted average exercise price of options with an exercise price less than the market price times (b) the number of options with in-the-money exercise prices that would become exercisable despite the termination. The "restricted stock unit valuation" amount is the $92.86 closing market price on September 30, 2016 times the

50

Executive Compensation

target number of units that could vest. However, as described above, options do not become immediately exercisable and restricted stock units do not immediately vest (and would eventually vest only to the extent applicable performance conditions are met) absent a change in control. The actual value realized from the exercise of the options and the vesting of restricted stock units may therefore be more or less than the amount shown below depending on changes in the market price of the Company's common stock and the satisfaction of applicable performance tests.

	Cash Payment[1]	Option Valuation	Restricted Stock Unit Valuation
Robert A. Iger

No change in control	$24,375,000	$11,710,122	$26,649,567

Change in control	24,375,000	11,710,122	26,649,567

Alan N. Braverman

No change in control	7,787,500	1,533,582	5,286,388

Change in control	7,787,500	1,533,582	5,286,388

Christine M. McCarthy

No change in control	8,095,000	766,597	3,515,379

Change in control	8,095,000	766,597	3,515,379

Kevin A. Mayer

No change in control	8,095,000	1,046,453	4,139,961

Change in control	8,095,000	1,046,453	4,341,374

M. Jayne Parker

No change in control	2,094,404	688,274	1,497,200

Change in control	2,094,404	912,016	3,645,769

1
This amount is equal to the bonus awarded to the named executive officers with respect to fiscal 2016 and set forth in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table, plus the lump sum payments based on salary through the end of the employment term as described above.

Termination for Cause

Each named executive officer's employment agreement provides that, if his or her employment is terminated by the Company for cause, he or she will only be eligible to receive the compensation earned and benefits vested through the date of termination, including any rights he or she may have under his or her indemnification agreement with the Company or the equity plans of the Company.

"Termination for Cause" is defined in Mr. Iger's employment agreement as termination by the Company due to (i) conviction of a felony or the entering of a plea of nolo contendere to a felony charge; (ii) gross neglect, willful malfeasance or willful gross misconduct in connection with his employment which has had a material adverse effect on the business of the Company, unless he reasonably believed in good faith that such act or non-act was in, or not opposed to, the best interests of the Company; (iii) his substantial and continual refusal to perform his duties, responsibilities or obligations under the agreement that continues after receipt of written notice identifying the duties, responsibilities or obligations not being performed; (iv) a violation that is not timely cured of any Company policy that is generally applicable to all employees or all officers of the Company that he knows or reasonably should know could reasonably be expected to result in a material adverse effect on the Company; (v) any failure (that is not timely cured) to cooperate, if requested by the Board, with any investigation or inquiry into his or the Company's business practices, whether internal or external; or (vi) any material breach that is not timely cured of covenants relating to non-competition during the term of employment and protection of the Company's confidential information.

"Termination for Cause" is defined in Mr. Braverman's, Ms. McCarthy's, Mr. Mayer's and Ms. Parker's employment agreement as termination by the Company due to gross negligence, gross misconduct, willful nonfeasance or willful material breach of the agreement by the executive unless, if the Company determines that the conduct or cause is curable, such conduct or cause is timely cured by the executive.

Expiration of Employment Term; Retirement

Each of the named executive officers is eligible to receive earned, unpaid salary and unconditionally vested accrued benefits if his or her employment terminates at the expiration of his or her employment agreement or he or she otherwise retires, but except as described below they are not contractually entitled to any additional compensation in this circumstance. If Mr. Iger retires at June 30, 2018 (the expiration date of his employment agreement), he will be entitled to receive a bonus based on a target bonus award of $12 million, subject only to the satisfaction of the performance objectives applicable to assure that the bonus is deductible for federal income tax purposes as performance-based compensation. If Mr. Iger retires at June 30, 2018, he will also be entitled to receive a Growth Incentive Retention Award to the extent the Company's cumulative adjusted operating income for the five years ending September 29, 2018 exceeds $76.01 billion.

As in the case of a termination under the Company's termination right other than for cause or the executive's right to terminate for good reason, vested options and restricted stock units will remain exercisable for 18 months for executives eligible to receive retirement benefits, and options and restricted stock units outstanding for at least one year will continue to vest, and options will remain exercisable, for up to three or five years (depending on the original grant date) if the

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 51

named executive officer was age 60 or greater and had at least ten years of service at the date of retirement. In addition, if Mr. Iger retires at June 30, 2018, all options and restricted stock units awarded to him after June 30, 2016 will, subject to the satisfaction of applicable performance criteria, continue to vest and in the case of options remain exercisable following his retirement according to their original vesting schedule and expiration date.

Compensation of Mr. Staggs

Mr. Staggs was employed pursuant to an employment agreement dated February 4, 2015, which contained provisions relating to compensation upon termination by the Company pursuant to its termination right or by the executive because of action the Company takes or fails to take that are the same as those described above for Mr. Iger, Mr. Braverman, Ms. McCarthy, Mr. Mayer and Ms. Parker. Mr. Staggs's service as Chief Operating Officer of the Company ended on May 6, 2016, and he remained an employee of the Company as an Advisor to the Chief Executive Officer though the end of fiscal 2016 pursuant to the terms of his agreement. Based on a target bonus of $5,150,000, the financial performance of the Company and an other performace factor of 100% (to reflect the contributions to that performance that Mr. Staggs made over the year), Mr. Staggs received a performance-based bonus of $7 million, which the Committee, on Mr. Iger's recommendation, determined was appropriate in light of the role Mr. Staggs had played. In connection with Mr. Staggs termination, he will be entitled, under his contract, to receive a lump sum payment of $3,605,000 six months after the date of his termination, which is equal to his salary from the date his employment ended through the scheduled termination of his employment agreement on June 30, 2018. This amount is included as "All Other Compensation" in the Summary Compensation Table on page 35.

In addition, in accordance with the terms of his contract, Mr. Staggs's outstanding stock options continue to vest through September 30, 2018 (three months after the scheduled termination of his employment agreement) and remain exercisable through December 30, 2019, and his restricted stock units continue to vest through June 30, 2018. While the value of Mr. Staggs's options that will become exercisable will depend on the market price of the stock on the date of exercise, if calculated as of September 30, 2016, that value would be $2,868,289 based on (a) the difference between the $92.86 closing market price of shares of the Company's common stock on that date and the weighted average exercise price of options with an exercise price less than the market price times (b) the number of options with in-the-money exercise prices on that date that will become exercisable through the scheduled termination of his employment agreement. The value of the restricted stock units that will continue to vest will likewise depend on the market price of the stock on the date of vesting, but as of September 30, 2016 would be $7,460,710 based on $92.86 times the target number of units that could vest.

Certain of the stock units held by Mr. Staggs are subject to performance tests, and he will realize no value if those tests are not met. If the performance tests are met, the value Mr. Staggs realizes will depend on the extent to which the tests are met.

52

Audit-Related Matters

Audit Committee Report

The charter of the Audit Committee of the Board specifies that the purpose of the Committee is to assist the Board in its oversight of:

•
the integrity of the Company's financial statements;
•
the adequacy of the Company's system of internal controls;
•
the Company's compliance with legal and regulatory requirements;
•
the qualifications and independence of the Company's independent registered public accountants; and
•
the performance of the Company's independent registered public accountants and of the Company's internal audit function.

In carrying out these responsibilities, the Audit Committee, among other things:

•
monitors preparation of quarterly and annual financial reports by the Company's management;
•
supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation, retention and oversight; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent registered public accountants; and
•
oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company's policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Company's internal auditing program.

The Committee met seven times during fiscal 2016. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee's meetings include, whenever appropriate, executive sessions in which the Committee meets separately with the Company's independent registered public accountants, the Company's internal auditors, the Company's chief financial officer and the Company's general counsel.

As part of its oversight of the Company's financial statements, the Committee reviews and discusses with both management and the Company's independent registered public accountants all annual and quarterly financial statements prior to their issuance. During fiscal 2016, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and management reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with PricewaterhouseCoopers LLP, the Company's independent registered public accountants, of matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standard No. 16 (Communication With Audit Committees), including the quality of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from PricewaterhouseCoopers LLP to the Committee pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the Audit Committee concerning independence.

In addition, the Committee reviewed key initiatives and programs aimed at maintaining the effectiveness of the Company's internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company's internal auditing program, reviewing internal audit department staffing levels and steps taken to maintain the effectiveness of internal procedures and controls.

Taking all of these reviews and discussions into account, the undersigned Committee members recommended to the Board that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended October 1, 2016, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

John S. Chen
Fred K. Langhammer
Aylwin B. Lewis
Robert W. Matschullat (Chair)

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 53

Policy for Approval of Audit and Permitted Non-audit Services

All audit, audit-related, tax and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Outside Auditor Independence Policy provides for pre-approval of specifically described audit, audit-related, tax and other services by the Committee on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy also requires specific approval by the Committee if total fees for audit-related, tax and other services would exceed total fees for audit services in any fiscal year. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, and the Committee has delegated to the Chairman of the Committee the authority to pre-approve services in certain circumstances.

Auditor Fees and Services

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements and internal control over financial reporting for fiscal 2016 and fiscal 2015, together with fees for audit-related, tax and other services rendered by PricewaterhouseCoopers LLP during fiscal 2016 and fiscal 2015. Audit-related services consisted principally of audits of employee benefit plans and other entities related to the Company and other attest projects. Tax services consisted principally of planning and advisory services and tax compliance assistance. Other services consisted of attestation reports on social, environmental and cultural disclosure required by law or regulation. The Audit Committee directs and reviews the negotiations associated with the Company's retention of its independent registered public accountants.

	Fiscal 2016	Fiscal 2015

	(in millions)
Audit fees	$18.9	$18.8

Audit-related fees	2.0	2.4

Tax fees	3.0	4.1

All other fees	0.1	0.1

54

Items to Be Voted On

Election of Directors

The current term of office of all of the Company's Directors expires at the 2017 Annual Meeting. The Board proposes that all of the currently serving Directors be re-elected for a term of one year and until their successors are duly elected and qualified. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a Director before the 2017 Annual Meeting, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Directors are elected by a majority of votes cast unless the election is contested, in which case Directors are elected by a plurality of votes cast. A majority of votes cast means that the number of shares voted "for" a Director exceeds the number of votes cast "against" the Director; abstentions are not counted either "for" or "against". If an incumbent Director in an uncontested election does not receive a majority of votes cast for his or her election, the Director is required to submit a letter of resignation to the Board of Directors for consideration by the Governance and Nominating Committee. The Governance and Nominating Committee is required to promptly assess the appropriateness of such nominee continuing to serve as a Director and recommend to the Board the action to be taken with respect to the tendered resignation. The Board is required to determine whether to accept or reject the resignation, or what other action should be taken, within 90 days of the date of the certification of election results.

Brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to the election of Directors unless they have received instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to Directors is counted.

The Board recommends a vote "FOR" each of the persons nominated by the Board.

Susan E. Arnold, 62, has been an operating executive of The Carlyle Group, an equity investment firm, since September 2013. She retired as President — Global Business Units of Procter & Gamble in 2009, a position she had held since 2007. Prior to 2007, she was Vice Chair of P&G Beauty and Health from 2006, Vice Chair of P&G Beauty from 2004 and President Global Personal Beauty Care and Global Feminine Care from 2002. She was a director of McDonalds Corporation from 2008 to May 2016, and has been a director of NBTY, Inc. since 2013. Ms. Arnold has been a Director of the Company since 2007.

Ms. Arnold contributes to the mix of experience and qualifications the Board seeks to maintain primarily through her experience as an executive of Procter & Gamble and her other public company board experience. At Procter & Gamble, Ms. Arnold was a senior executive responsible for major consumer brands in a large, complex retailing and global brand management company. As a result of this experience, Ms. Arnold brings to our Board in-depth knowledge of brand management and marketing, environmental sustainability, product development, international consumer markets, finance and executive management, including executive compensation and management leadership.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 55

John S. Chen, 61, has been Executive Chair and Chief Executive Officer of Blackberry, Ltd., a provider of mobile infrastructure, since 2013. He was a Senior Advisor of Silver Lake, a private investment firm, from 2013 to December 2016. Mr. Chen was Chairman and Chief Executive Officer of Sybase Inc., a software developer and a wholly-owned subsidiary of SAP AG from July 2010 through November 1, 2012. Prior to SAP's acquisition of Sybase in July 2010, Mr. Chen had been Chairman of the Board, Chief Executive Officer and President of Sybase, Inc., since November 1998. From February 1998 through November 1998, he served as co-Chief Executive Officer of Sybase. In addition to serving on the Board of Blackberry since 2013, Mr. Chen has been a director of Wells Fargo & Company since 2006 and a Director of the Company since 2004.

Mr. Chen contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience as a leader of a variety of technology businesses, his experience doing business in Asia and his other public company board experience. In his roles at Blackberry, Sybase and other technology companies, Mr. Chen has been responsible for overseeing and managing executive teams and a sizeable work force engaged in high technology development, production and marketing. Mr. Chen has also interacted regularly with businesses and governments in Asia in connection with these businesses. As a result of this experience, Mr. Chen brings to our Board an understanding of the rapidly changing technological landscape and intense familiarity with all issues involved in managing technology businesses and particularly with businesses and governmental practices in Asia.

Jack Dorsey, 40, has served as the Chief Executive Officer of Twitter, Inc., a developer and provider of mobile communication applications, since 2015 and as Co-Founder and Chief Executive Officer of Square, Inc., a provider of payment processing services, since 2009 and as Chairman of the Board of Square since 2010. He also served as President and Chief Executive Officer of Twitter from 2007 to 2008, and as the Chairman of the Board of Twitter from 2008 to 2015. He has been a director of Twitter since 2007, a director of Square, Inc. since 2009, and a Director of the Company since 2013.

Mr. Dorsey contributes to the mix of experience and qualifications the Board seeks primarily through his experience at Twitter, Inc. and Square, Inc., where he has extensive experience in the development of consumer-facing technology, particularly widely-distributed mobile and social applications, and the management of technology-oriented businesses.

Robert A. Iger, 65, has served as Chairman and Chief Executive Officer since March 2012. Prior to that time, he served as President and Chief Executive Officer of the Company since 2005, having previously served as President and Chief Operating Officer since 2000 and as President of Walt Disney International and Chairman of the ABC Group from 1999 to 2000. From 1974 to 1998, Mr. Iger held a series of increasingly responsible positions at ABC, Inc. and its predecessor Capital Cities/ABC, Inc., culminating in service as President of the ABC Network Television Group from 1993 to 1994 and President and Chief Operating Officer of ABC, Inc. from 1994 to 1999. He is a member of the Board of Directors of Apple, Inc., the National September 11 Memorial & Museum, and the Bloomberg Family Foundation. Mr. Iger has been a Director of the Company since 2000. The Company has agreed in Mr. Iger's employment agreement to nominate him for re-election as a member of the Board and as Chairman of the Board at the expiration of each term of office during the term of the agreement, and he has agreed to continue to serve on the Board if elected.

Mr. Iger contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his position as Chairman and Chief Executive Officer of the Company and his long experience with the business of the Company. As Chairman and Chief Executive Officer and as a result of the experience he gained in over 40 years at ABC and Disney, Mr. Iger has an intimate knowledge of all aspects of the Company's business and close working relationships with all of the Company's senior executives.

56

Items to Be Voted On

Maria Elena Lagomasino, 67, is the Chief Executive Officer and Managing Partner of WE Family Offices, an office serving high net worth families, and has held these positions since March 2013. Ms. Lagomasino served as Chief Executive Officer of GenSpring Family Offices, LLC, an affiliate of SunTrust Banks, Inc., from November 2005 through October 2012. From 2001 to 2005, Ms. Lagomasino was Chairman and Chief Executive Officer of JPMorgan Private Bank, a division of JPMorgan Chase & Co., a global financial services firm. Prior to assuming this position, she was Managing Director of The Chase Manhattan Bank in charge of its Global Private Banking Group. Ms. Lagomasino had been with Chase Manhattan since 1983 in various positions in private banking. Ms. Lagomasino is a member of the Council on Foreign Relations, and is a founder of the Institute for the Fiduciary Standard. She is a director of the Americas Society and served as a Trustee of the National Geographic Society from 2007 to 2015. She served as a director of the Coca-Cola Company from 2003 to 2006 and from 2008 to the present, and she served as a director of Avon Products, Inc. from 2001 to March 2016. Ms. Lagomasino has been a Director of the Company since 2015.

Ms. Lagomasino contributes to the mix of experience and qualifications the Board seeks to maintain primarily through her experience in leading a variety of firms in the wealth management industry and her experience on other public company boards. In leading firms in the wealth management industry, she has gained a deep understanding of finance, investment and capital markets and experience in leading complex organizations and in evaluating the strategies of businesses in a variety of industries with varying size and complexity. Her experience at JP Morgan Private Bank included management of that firm's international operations and this experience contributes an understanding of conducting business internationally, particularly in Latin America. Through her service on other public company boards, she brings to our Board extensive experience with and a keen understanding of global brands as well as her ability to use her experience in providing insight and guidance in overseeing executive management, including executive compensation.

Fred H. Langhammer, 73, is Chairman, Global Affairs, of The Estée Lauder Companies Inc., a manufacturer and marketer of cosmetics products. Prior to being named Chairman, Global Affairs, Mr. Langhammer was Chief Executive Officer of The Estée Lauder Companies Inc. from 2000 to 2004, President from 1995 to 2004 and Chief Operating Officer from 1985 through 1999. Mr. Langhammer joined The Estée Lauder Companies in 1975 as President of its operations in Japan. In 1982, he was appointed Managing Director of its operations in Germany. He was a director of Central European Media Enterprises, Ltd., from 2009 to March 2014 and was a director of The Shinsei Bank Limited from 2005 to 2009 and a director of AIG from 2006 to 2008. Mr. Langhammer has been a Director of the Company since 2005.

Mr. Langhammer contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience at Estée Lauder, a complex worldwide branded consumer products business, and his experience with business outside the United States. In addition to serving in Estée Lauder's Japan and Germany operations and on the Board of Shinsei Bank, a Japan-based commercial bank, Mr. Langhammer served as general manager of the Japan operations of a British trading company. He also serves as Chairman Emeritus of the American Institute for Contemporary German Studies at Johns Hopkins University and he is a senior fellow of the Foreign Policy Association and a member of the Trilateral Commission. As a result of this experience, Mr. Langhammer brings to our Board an understanding of growth strategies in worldwide branded businesses, specific knowledge of Asian and European markets, and extensive familiarity with all aspects of managing and providing leadership to a complex business organization.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 57

Aylwin B. Lewis, 62, has served as Chairman, Chief Executive Officer and President of Potbelly Sandwich Works since 2011, and as President and Chief Executive Officer since 2008. Prior to that, Mr. Lewis was President and Chief Executive Officer of Sears Holdings Corporation, a nationwide retailer, from 2005 to 2008. Prior to being named Chief Executive Officer of Sears, Mr. Lewis was President of Sears Holdings and Chief Executive Officer of Kmart and Sears Retail following Sears' acquisition of Kmart Holding Corporation in 2005. Prior to that acquisition, Mr. Lewis had been President and Chief Executive Officer of Kmart since 2004. Prior to that, Mr. Lewis held a variety of leadership positions at YUM! Brands, Inc., a franchisor and licensor of quick service restaurants from 2000 until 2004. Mr. Lewis served on the board of directors of Sears Holding Corp. from 2005 through 2008, on the Board of Directors of Kmart from 2004 through 2008 and on the Board of Directors of Potbelly Sandwich Works since 2008. Mr. Lewis was a director of Starwood Hotels & Resorts Worldwide from January 2013 to September 2016, and has been a director of Marriott International Inc. since September 2016. Mr. Lewis has been a Director of the Company since 2004.

Mr. Lewis contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience in various positions at Yum! Brands, Kmart, Sears and Potbelly Sandwich Works. At Yum! Brands, Mr. Lewis was responsible for marketing and branding of consumer-facing products and services in the quick-serve food industry, and at Kmart and Sears he was responsible for all aspects of complex, worldwide businesses offering consumer products. At Potbelly Sandwich Works, Mr. Lewis's responsibilities include developing and implementing the company's growth strategy. As a result of this experience, Mr. Lewis brings to our Board knowledge of consumer branding strategy and tactics, management and leadership of complex worldwide retail and service businesses, and insights into promoting growth strategies for new consumer-facing businesses.

Robert W. Matschullat, 69, is retired and served from 1995 until 2000 as Vice Chairman of the board of directors and Chief Financial Officer of The Seagram Company Ltd., a global company with entertainment and beverage operations. Prior to joining Seagram, Mr. Matschullat was head of worldwide investment banking for Morgan Stanley & Co. Incorporated, a securities and investment firm, and was on the Morgan Stanley Group board of directors. He is a director of The Clorox Company, where he was Interim Chairman of the Board and Interim Chief Executive Officer from March to October 2006. Mr. Matschullat is a director and Chairman of the Board of Visa Inc. Mr. Matschullat has been a Director of the Company since 2002.

Mr. Matschullat contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience at Seagram and Morgan Stanley, his expertise in financial management and his other public company board experience. At Seagram, Mr. Matschullat was responsible for the financial function of the firm as well as serving on Seagram's board of directors. At Morgan Stanley, he was engaged in an active investment banking practice, as well as serving as Head of Worldwide Investment Banking and on the board of directors of the firm. As a result of this experience, Mr. Matschullat brings to our Board expertise in a wide range of financial and accounting matters, practical knowledge of executive management of complex, worldwide businesses including those engaged in the entertainment field, and knowledge of board level oversight as both a director and interim leader of a worldwide consumer products business.

58

Items to Be Voted On

Mark G. Parker, 61, has been President and Chief Executive Officer of NIKE, Inc. since 2006 and Chairman of NIKE since 2016. He has been employed by NIKE since 1979 in a variety of positions with primary responsibilities in product research, design and development, marketing and brand management. Mr. Parker has been a member of the Board of Directors of NIKE since 2006, and has been a Director of the Company since January 2016.

Mr. Parker contributes to the mix of experience and qualifications the Board seeks to maintain through his experience in various positions at NIKE. Through this experience he has gained substantial insights in designing, producing and marketing consumer products and in managing major consumer brands sold throughout the world. At NIKE, Mr. Parker has also managed a complex, global organization and brings to the Board his knowledge and skills in financial and executive management, executive compensation and management leadership.

Sheryl K. Sandberg, 47, has served as the Chief Operating Officer of Facebook, Inc., an online social networking company, since 2008. From 2001 to 2008, Ms. Sandberg was the Vice President of Global Online Sales and Operations for Google Inc., an Internet search engine company. Ms. Sandberg also is a former Chief of Staff of the United States Treasury Department and previously served as a management consultant with McKinsey & Company and as an economist with The World Bank. Ms. Sandberg served as a director of Starbucks Corp. from 2009 to 2012. She also serves on a number of nonprofit boards including Women for Women International, and V-Day. She served as a director of eHealth, Inc. from 2006 to 2008, as a director of Facebook since June 2012 and as a director of SurveyMonkey since July 2015. She has been a Director of the Company since 2010.

Ms. Sandberg contributes to the mix of experience and qualifications the Board seeks to maintain primarily through her experience at Google, Facebook, McKinsey & Company and in government service. At Facebook, Ms. Sandberg oversees Facebook's business operations, including sales, marketing, business development, legal, human resources, public policy and communications, and at Google she was responsible for the development and management of Google's online sales channels for advertising and publishing and operations for consumer products worldwide. At McKinsey, she advised businesses on growth strategies. In addition to her service in a senior position at the United States Treasury, Ms. Sandberg served at the World Bank. As a result of this experience, Ms. Sandberg brings to our Board expertise in the online world, considerable knowledge of international finance and business and a deep understanding of consumer behavior.

Orin C. Smith , 74, is retired and was President and Chief Executive Officer of Starbucks Corporation from 2000 to 2005. He joined Starbucks as Vice President and Chief Financial Officer in 1990, became President and Chief Operating Officer in 1994, and became a director of Starbucks in 1996. Prior to joining Starbucks, Mr. Smith spent a total of 14 years with Deloitte & Touche. Mr. Smith served on the Board of Directors of NIKE, Inc. from 2004 to 2015 and served on the Board of Washington Mutual, Inc. from 2005 to March 2012. He also serves on the board of directors of Conservation International. Mr. Smith has been a Director of the Company since 2006 and has served as independent Lead Director since 2012.

Mr. Smith contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience at Starbucks, Deloitte & Touche, his other public company board experience and his service on not for profit boards. At Starbucks, Mr. Smith was first responsible for the financial function and then, as president, chief operating officer, chief executive officer and a member of the board of directors, for all aspects of managing and leading Starbucks' business offering branded products and services worldwide. Through his service on the board of Conservation International, Mr. Smith has experience with a range of environmental and sustainability issues. As a result of this experience, Mr. Smith brings to our Board practical knowledge of management and leadership of complex worldwide consumer products businesses, expertise in financial matters and insights into international labor standards, environmental, sustainability and other corporate responsibility issues.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 59

Ratification of Appointment of Independent Registered Public Accountants

The Audit Committee of the Board has concluded that the continued retention of PricewaterhouseCoopers LLP is in the best interests of the Company and its shareholders and appointed PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending September 30, 2017. Services provided to the Company and its subsidiaries by PricewaterhouseCoopers LLP in fiscal 2016 are described under "Audit-Related Matters — Auditor Fees and Services," above. PricewaterhouseCoopers LLP has been the Company's external auditor continuously since 1938. The Audit Committee evaluates the independent registered public accountant's qualifications, performance, audit plan and independence each year. In addition to assuring the regular rotation of the lead audit partner every five years as required by SEC rules, one or more members of the Audit Committee also meets with candidates for the lead audit partner and the committee discusses the appointment before rotation occurs.

We are asking our shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.

Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

The Board recommends that shareholders vote "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal 2017.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Advisory Vote on Executive Compensation

As we do each year, and as required by Section 14A of the Securities Exchange Act, we are seeking advisory shareholder approval of the compensation of named executive officers as disclosed in the section of this proxy statement titled "Executive Compensation." Shareholders are being asked to vote on the following advisory resolution:

Resolved, that the shareholders advise that they approve the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material).

The compensation of our executive officers is based on a design that aims to align pay with both the attainment of annual operational and financial goals, which the Compensation Committee establishes, and sustained long-term value creation. The design of our compensation program is detailed in the Compensation Discussion and Analysis section of this proxy statement, and the decisions made by the Compensation Committee under that program for fiscal 2016 are summarized in the Proxy Statement Summary beginning on page 1 and described in detail in Compensation Discussion and Analysis beginning on page 19. Shareholders should read these sections before deciding how to vote on this proposal.

Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company's compensation program. Broker non-votes (as described under "Information About Voting and the Meeting — Voting") are not entitled to vote on this proposal and will not be counted in evaluating the results of the vote.

The Board of Directors recommends a vote "FOR" advisory approval of the resolution set forth above.

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Advisory Vote on Frequency of Advisory Votes on Executive Compensation

Section 14A of the Securities Exchange Act requires us to submit a non-binding, advisory resolution to shareholders at least once every six years to determine whether advisory votes on executive compensation should be held every one, two or three years. In satisfaction of this requirement, shareholders are being asked to vote on the following advisory resolution:

Resolved, that the shareholders of the Company advise that an advisory resolution with respect to executive compensation should be presented every one, two or three years as reflected by their votes for each of these alternatives in connection with this resolution.

In voting on this resolution, you should mark your proxy for one, two or three based on your preference as to the frequency with which an advisory vote on executive compensation should be held. If you have no preference you should abstain.

The Board of Directors recommends that shareholders approve continuing to hold the advisory vote on executive compensation every year. Most issuers hold votes every year, and this has been the Company's practice for past six years. The Board believes the annual vote has worked well and gives shareholders the opportunity to react promptly to emerging trends in compensation, provides feedback before those trends become pronounced over time, and gives the Board and the Compensation Committee the opportunity to evaluate individual compensation decisions each year in light of the ongoing feedback from shareholders.

Broker non-votes (as described under "Information About Voting and the Meeting — Voting") are not entitled to vote on this proposals and will not be counted in evaluating the results of the vote.

The Board of Directors recommends a vote for the holding of advisory votes on executive compensation every year.

Shareholder Proposals

The Company has been notified that two shareholders of the Company intend to present proposals for consideration at the annual meeting. The shareholders making these proposals have presented the proposals and supporting statements set forth below, and we are presenting the proposals and the supporting statements as they were submitted to us. While we take issue with certain of the statements contained in the proposals and the supporting statements, we have limited our response to the most important points and have not attempted to address all the statements with which we disagree. The address and stock ownership of the proponents will be furnished by the Company's Secretary to any person, orally or in writing as requested, promptly upon receipt of any oral or written request.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on the proposal will be required for approval of the proposals. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on the proposals. Broker non-votes (as described under "Information About Voting and the Meeting — Voting") will not be considered entitled to vote on these proposals and will not be counted in determining the number of shares necessary for approval of the proposal. The shareholder proposals will be voted on at the annual meeting only if properly presented by or on behalf of the proponents.

Proposal 1 — Lobbying Disclosure

Zevin Asset Management has notified the Company that it intends to present the following proposal on behalf of David Fenton, the Sisters of Saint Francis of Philadelphia, the Congregation of Sisters of St. Agnes, the Center for Community Change, and Daniel Altschuler for consideration at the annual meeting.

Whereas, we believe in full disclosure of our company's direct and indirect lobbying activities and expenditures to assess whether Disney's lobbying is consistent with Disney's expressed goals and in the best interests of shareholders.

Resolved, the shareholders of The Walt Disney Company ("Disney") request the Board authorize the preparation of a report, updated annually, disclosing:

  1.
  Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 61

  2.
  Payments by Disney used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

  3.
  Disney's membership in and payments to any tax-exempt organization that writes and endorses model legislation.

  4.
  Description of management's decision making process and the Board's oversight for making payments described in sections 2 and 3 above.

For purposes of this proposal, a "grassroots lobbying communication" is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. "Indirect lobbying" is lobbying engaged in by a trade association or other organization of which Disney is a member.

Both "direct and indirect lobbying" and "grassroots lobbying communications" include efforts at the local, state, and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on Disney's website.

Supporting Statement

As shareholders, we encourage transparency and accountability in the use of corporate funds to influence legislation and regulation, both directly and indirectly. Disney spent $7.18 million in 2014 and 2015 on federal lobbying (opensecrets.org). This figure does not include lobbying expenditures to influence legislation in states, where Disney also lobbies but disclosure is uneven or absent. For example, Disney spent $1,164,485 on lobbying in California from 2013-2015, and Disney's lobbying in Florida has attracted media attention ("Florida's Mouse behind the Curtain," Politico, June 18, 2015).

Disney is listed as a member of the National Restaurant Association, which spent $6.8 million lobbying in 2014 and 2015. And according to the Chamber of Commerce ("Chamber") website, Disney joined as a member in 1922. Yet shareholders have no way of knowing if Disney currently belongs to the Chamber, which has spent over $1.2 billion on lobbying since 1998. Disney does not disclose its membership in, or payments to, trade associations, or the amounts used for lobbying. Disney will disclose its non-deductible trade association payments used for political contributions, but this does not include payments used for lobbying. This leaves a serious disclosure gap, as trade associations generally spend far more on lobbying than on political contributions. Transparent reporting would reveal whether company assets are being used for objectives contrary to Disney's long-term interests. For example, Disney signed the American Business Act on Climate Pledge, yet the Chamber has sued to block the EPA Clean Power Plan to address climate change.

Board Recommendation

The Board recommends that you vote against this proposal. The Company currently provides substantial disclosure regarding our political activities. Our policy with respect to political giving and the participation in the formulation of public policy is set out on our website at www.thewaltdisneycompany.com/citizenship/policies. As we note there, many national and local public policy decisions affect our businesses, and we actively participate in the political life of the countries and communities in which we do business to promote the interests of the Company and its shareholders. We also disclose on our website the contributions we make directly and through our political action committees to candidates, political parties, and organizations that promote or oppose candidates or ballot initiatives. All political contributions are approved by the Company's Senior Vice President for Governmental Relations, and each year the Governance and Nominating Committee of the Board of Directors reviews the political contribution activity of the Company.

The proposal is specifically directed at disclosure relating to the Company's lobbying activities. But there too we already provide substantial information regarding our lobbying activities through filings with the U.S. House of Representatives and the U.S. Senate (which are publicly available at http://lobbyingdisclosure.house.gov). These reports detail the issues the Company lobbied on, the houses of Congress and federal agencies lobbied and the total amounts expended during each calendar quarter on lobbying activities. By law, the amount disclosed by the Company contains the portion of any trade association payments that are used for lobbying as disclosed to the Company by the trade associations. The Company also files extensive lobbying disclosure reports as required by state law, which are also publicly available.

The proposal seeks the disclosure of even further detail about Company contributions to trade associations which is not legally required and would be misleadingly

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suggestive of the control we exercise over such organizations. As our policy notes, we have no direct control over how expenditures of organizations we support are directed and we may not concur with the position of each organization on any given candidate or issue. We support organizations based on our evaluation of whether involvement with the organization serves the interests of our shareholders taking into account the broad nature of our business and all of the activities of the organization. Specific activities of any organization that we may disagree with are only one factor in making this evaluation, and we believe that focusing on specific views of a particular organization distorts the overall benefit that support of the organization may have for our shareholders.

Many companies do not currently disclose the information sought by the proposal and the Board believes that the proposal would put the Company at a disadvantage in advancing shareholder interests through political activities by compelling disclosure of information about the Company's priorities and methods to the advantage of our adversaries on policy issues and without providing meaningful new information to our shareholders. Accordingly, the Board believes that the adoption of the proposal would effectively create an unequal playing field, making it more difficult for the Company to protect the interests of its shareholders.

Accordingly, the Board recommends that you vote "AGAINST" this proposal, and if the proposal is presented your proxy will be voted against this proposal unless you specify otherwise.

Proposal 2 — Shareholder Proxy Access Amendment

James McRitchie has notified the Company that he intends to present the following proposal for consideration at the annual meeting:

RESOLVED: Shareholders of The Walt Disney Company (the "Company") ask the board of directors (the "Board") to amend its "Proxy Access" bylaw, and any other associated documents, to include essential elements for substantial implementation to better facilitate meaningful proxy access by more shareholders as follows:

  1.
  The number of "Stockholder Nominees" eligible to appear in proxy materials shall be 25% of the directors then serving or 2, whichever is greater. Current bylaws restrict Stockholder Nominees to the greater of two or 20% of directors. Under the current 12-member board, stockholder nominees are currently limited to nominating two. Any shareholders nominee elected under the current bylaws could be easily isolated.

  2.
  No limitation shall be placed on the number of stockholders that can aggregate their shares to achieve the 3% "Required Shares" for an "Eligible Stockholder." Under current provisions, even if the 20 largest public pension funds were able to aggregate their shares, they would not meet the 3% criteria at most of companies examined by the Council of Institutional Investors. Allowing an unlimited number of shareholders to aggregate shares will facilitate greater participation by individuals and institutional investors in meeting the Ownership Requirements.

  3.
  No limitation shall be imposed on the re-nomination of "Stockholder Nominees" based on the number or percentage of votes received in any election. Such limitations do not facilitate the shareholders' traditional state law rights and add unnecessary complexity.

Supporting Statement:

The SEC's universal proxy access Rule 14a-11 (https://www.sec.gov/rules/final/2010/33-9136.pdf) was vacated after a court decision regarding the SEC's cost-benefit analysis. Therefore, proxy access rights must be established on a company-by-company basis. Subsequently, Proxy Access in the United States: Revisiting the Proposed SEC Rule (http://www.cfapubs.org/doi/pdf/10.2469/ccb.v2014.n9.1) a cost-benefit analysis by CFA Institute, found proxy access would "benefit both the markets and corporate boardrooms, with little cost or disruption," raising US market capitalization by up to $140.3 billion. Public Versus Private Provision of Governance: The Case of Proxy Access (http://ssrn.com/abstract=2635695) found a 0.5 percent average increase in shareholder value for proxy access targeted firms.

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The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 63

Proxy Access: Best Practices
(http://www.cii.org/files/publications/misc/08_05_ 15_Best%20Practices%20-%20Proxy%20Access.pdf) by the Council of Institutional Investors, "highlights the most troublesome provisions" in recently implemented proxy access bylaws.

Although the Company's board adopted a proxy access bylaw in June 2016, it contains troublesome provisions, as outlined above, that significantly impair the ability of shareholders to participate as Eligible Shareholders, the ability of Shareholder Nominees to effectively serve if elected, and the ability of Shareholder Nominees to run again if they receive less than 25% of the vote. Adoption of all the requested amendments would largely remedy these issues and would better ensure meaningful proxy assess is eligible to more shareholders.

Increase shareholder value

Vote for Shareholder Proxy Access Amendment — Proposal 2

Board Recommendation

The Board recommends that you vote against this proposal. The Company's current proxy access bylaw strikes an appropriate balance between the benefits and risks of proxy access. The proposal seeks the adoption of provisions that would unnecessarily disrupt that balance.

In June of 2016, the Board of Directors adopted a proxy access bylaw for the Company after reviewing the provisions adopted by hundreds of other companies and consulting with investors regarding their views on proxy access and the specific provisions they considered important. The bylaw adopted by the Board allows a group of up to 20 shareholders holding an aggregate of 3% of the outstanding shares of the Company for at least three years to have Director nominees representing up to 20% of the Board included in the Company's proxy statement. In November 2016, the Board revised the bylaw to provide that nominations of at least two directors could be made through the proxy access provision notwithstanding the 20% limitation. In crafting the bylaw, the Board sought to achieve the appropriate balance between accommodating investors' interests in proxy access as expressed to the Company while protecting against the disruption that investors and the Board acknowledged could arise from a proxy access right. In so doing, the Board considered and rejected the three provisions set out in the proposal for the reasons related below. The provisions adopted by the

Board were and remain consistent with the best practices of other significant U.S. public companies with proxy access rights.

The changes to the Company's proxy access right requested by this proposal would upset the balance reflected in the current bylaw. Specifically:

•
Number of shareholder nominee directors.    The proposal requests an increase in the number of permitted shareholder nominees from 20% of the Board to 25% of the Board. In selecting Director nominees, the Governance and Nominating Committee of the Board seeks to achieve a mix of experience and personal backgrounds relevant to the Company's business, as well as attain independent representation and a reflection of the diversity of our shareholders, employees, customers and communities in which we do business. The limit of 20% of the Board (or at least two) for shareholder nominees through the proxy access provision ensures that shareholders have a meaningful right without overly disrupting the balance of characteristics the Board seeks to achieve through the regular nomination process. The limit also helps address concerns expressed by some investors that a shareholder could use the process to lay the groundwork for effecting a change of control that is not in the interest of all shareholders or to pursue other special interests that are not broadly supported by all shareholders.

•
Aggregation limit.    The proposal requests removal of the limitation on the number of shareholders that can be aggregated to reach the 3% shareholding requirement. The 20 shareholder limit included in the Company's proxy access bylaw is a reasonable limitation to control the administrative burden of confirming and monitoring share ownership within the group by the Company. The limitation also ensures that the proxy access mechanism is not driven by a large number of shareholders, no one of which has a substantial economic stake in the Company.

•
Limit on re-nomination.    The Company's proxy access bylaw prohibits re-nomination of a candidate who was nominated using proxy access provisions at either of the preceding two annual meetings and did not receive support of at least 25% of the shares voted in the prior election. The proposal requests that this limitation be removed. This limitation prevents a candidate who has not demonstrated the ability to garner significant shareholder support from continuing to impose the
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Items to Be Voted On

  expense and disruption of invoking the proxy access process. The provision also prevents such a candidate from needlessly limiting the opportunity of other candidates who may have more support to use the proxy access provision.

The drawbacks of the changes requested by the proposal are reflected in their limited acceptance. According to a review of proxy access bylaws issued by the Society for Corporate Governance, of the companies that had adopted proxy access as of the end of June 2016:

•
only 5% included a limit on the number of nominees equal to the greater of 25% or two;
•
only 3% had no limit on the aggregation of shareholders for reaching the minimum holding requirement; and
•
only 29% had no limitation on the resubmission of nominees who had not achieved a minimum level of support.

The need for the disadvantageous changes requested by this proposal should be viewed against the full array of governance practices the Company has adopted. These practices include: annual election of all Directors; majority voting for Directors in uncontested elections; a substantial majority of independent Directors (currently nine out of eleven); tenure policies for Directors that promote Board refreshment; shareholders' ability to propose Director nominees to the Governance and Nominating Committee; shareholders' ability to nominate Directors outside of the proxy access process; and shareholders' ability to call special meetings of shareholders.

The robust proxy access provisions the Board has recently adopted, together with these other practices, promote Board independence and provide substantial opportunities consistent with best practices for shareholder input into the governance process. The changes to proxy access requested by the proposal are unnecessary and disrupt the balanced approach reflected in our current bylaws.

For the reasons set forth above, the Board recommends that you vote "AGAINST" this proposal, and if the proposal is presented your proxy will be voted against this proposal unless you specify otherwise.

Other Matters

Management is not aware of any other matters that will be presented at the Annual Meeting, and Company Bylaws do not allow proposals to be presented at the meeting unless they were properly presented to the Company prior to December 3, 2016. However, if any other question that requires a vote is properly presented at the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 65

Information About Voting and the Meeting

Shares Outstanding

Shareholders owning Disney common stock at the close of business on January 9, 2017, (the record date) may vote at the 2017 Annual Meeting and any postponements or adjournments of the meeting. On that date, 1,583,831,140 shares of common stock were outstanding. Each share is entitled to one vote on each matter considered at the meeting.

Voting

How to Vote.    Shareholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card.

•
To vote by Internet, go to www.ProxyVote.com and follow the instructions there. You will need the 16 digit number included on your proxy card, voter instruction form or notice.
•
To vote by telephone, registered shareholders should dial 1-800-690-6903 and follow the instructions. Beneficial holders should dial the phone number listed on your voter instruction form. You will need the 16 digit number included on your proxy card, voter instruction form or notice.
•
If you received a notice and wish to vote by traditional proxy card, you can receive a full set of materials at no charge through one of the following methods:

  1)
  by internet: www.ProxyVote.com

  2)
  by Phone: 1-800-579-1639

  3)
  by email: sendmaterial@proxyvote.com (your email should contain the 16 digit number in the subject line).

Deadline for Voting.    The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Time, on March 7, 2017. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Proxies Submitted but not Voted.    If you properly sign and return your proxy card or complete your proxy via the telephone or Internet, your shares will be voted as you direct. If you sign and return your proxy but do not specify how you want your shares voted, they will be voted FOR the election of all nominees for Director as set forth under "Election of Directors," FOR the ratification of the appointment of the independent registered public accountants, FOR the advisory vote on executive compensation, for holding the advisory vote on executive compensation every ONE YEAR, and AGAINST each of the shareholder proposals.

Revocation of Proxies.    You may revoke your proxy and change your vote at any time before the close of balloting at the Annual Meeting by submitting a written notice to the Secretary, by submitting a later dated and properly executed proxy (including by means of a telephone or Internet vote), or by voting in person at the Annual Meeting.

Confirmation of Voting.    From February 21, 2017 through May 8, 2017, you may confirm your vote beginning twenty-four hours after your vote is received, whether it was cast by proxy card, electronically or telephonically. To obtain vote confirmation, log onto www.ProxyVote.com using the 16 digit number (located on your notice or proxy card). If you hold your shares through a bank or brokerage account, the ability to confirm your vote may be affected by the rules of your bank or broker and the confirmation will not confirm whether your bank or broker allocated the correct number of shares to you.

Plan Participants.    If you participate in the Disney Savings and Investment Plan or the Disney Hourly Savings and Investment Plan, you may give voting instructions as to the number of shares of common stock you hold in the plan as of the record date. You may provide voting instructions to Fidelity Management Trust Company by voting online or by completing and returning a proxy card if you received one. If you hold shares other than through these plans and you vote electronically, voting instructions you give with respect to your other shares will be applied to Disney stock credited to your accounts in a savings and investment plan unless you request a separate control number with respect to each account. To receive separate control numbers, please call 1-855-449-0994. The trustee will

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Information About Voting and the Meeting

vote your shares in accordance with your duly executed instructions received by March 3, 2017. If you do not send instructions, an independent fiduciary has been selected to determine how to vote all shares for which the trustee does not receive valid and timely instructions from participants. You may revoke previously given voting instructions by March 3, 2017, by either revising your instructions on line or by submitting to the trustee either a written notice of revocation or a properly completed and signed proxy card bearing a later date. Your voting instructions will be kept confidential by the trustee.

Broker Voting.    Under New York Stock Exchange Rules, the proposal to approve the appointment of independent auditors is considered a "discretionary" item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the meeting. In contrast, the election of Directors, the advisory vote on executive compensation, the advisory vote on the frequency of votes on executive compensation, and the shareholder proposals are "non-discretionary" items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called "broker non-votes" will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for Directors, the advisory vote on executive compensation, the advisory vote on frequency of votes on executive compensation, and the shareholder proposals.

Results of Voting.    We will post preliminary results of voting at the meeting on our Investor Relations website promptly after the meeting and file results with the Securities and Exchange Commission as required by applicable rules.

Attendance at the Meeting

If you plan to attend the meeting, you must be a holder of Company shares as of the Record Date of January 9, 2017, and obtain an admission ticket in advance. Tickets will be available to registered and beneficial owners and to one guest accompanying each registered or beneficial owner. You can print your own tickets and you must bring them to the meeting to gain access. Tickets can be printed by accessing Shareholder Meeting Registration at www.ProxyVote.com and following the instructions provided (you will need the 16 digit number included on your proxy card, voter instruction form or notice).

If you are unable to print your tickets, please call Broadridge at 1-855-449-0994 for assistance.

Requests for admission tickets will be processed in the order in which they are received and must be requested no later than 11:59 p.m. Eastern Time on March 7, 2017. Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis.

On the day of the meeting, each shareholder will be required to present a valid picture identification such as a driver's license or passport with their admission ticket and you may be denied admission if you do not. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

You can obtain directions to the meeting by visiting www.disney.com/annualmeeting2017 or by calling Broadridge at 1-855-449-0994.

The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 67

Other Information

Stock Ownership

Based on a review of filings with the Securities and Exchange Commission, review of shareholders of record and information provided by shareholders the Company has determined that the following person holds more than 5% of the outstanding shares of Disney common stock.

Name and Address of Beneficial Owner	Shares	Percent of Class
Vanguard 100 Vanguard Blvd. Malvern, PA 19355	87,774,484	5.5%

The following table shows the amount of Disney common stock beneficially owned (unless otherwise indicated) by our current Directors, nominees and named executive officers and by Directors, nominees and executive officers as a group. Except as otherwise indicated, all information is as of January 9, 2017.

Name	Shares[1,2]	Stock Units[3]	Shares Acquirable Within 60 Days[4]	Percent of Class
Susan E. Arnold	27,336	14,823	12,143	*

Alan N. Braverman	158,530	—	446,459	*

John S. Chen	46,106	24,592	12,143	*

Jack Dorsey	3,324	4,151	—	*

Robert A. Iger	1,471,806	—	2,901,339	*

Maria Elena Lagomasino	1,839	3,272	—	*

Fred H. Langhammer	26,295	18,306	—	*

Aylwin B. Lewis	49,932	22,646	18,143	*

Robert W. Matschullat	24,542	38,194	12,143	*

Kevin A. Mayer	55,597	—	108,721	*

Christine M. McCarthy	122,647	—	211,365	*

Mark G. Parker	—	2,775	—	*

M. Jayne Parker	33,777	—	118,480	*

Sheryl Sandberg	15,997	7,881	—	*

Orin C. Smith	33,659	3,557	12,143	*

All Directors and executive officers as a group (15 persons)	2,071,388	140,197	3,853,080	*

*
Less than 1% of outstanding shares.
1
The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Some Directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as indicated below:
•
Mr. Chen — 17,737 shares held for the benefit of children;
•
Mr. Iger — 107,056 shares held in trusts and by spouse;
•
Mr. Mayer — 65 shares held for the benefit of members of his family; and

All Directors and executive officers as a group disclaim beneficial ownership of a total of 124,858 shares.
2
For executive officers, the number of shares listed includes interests in shares held in Company savings and investment plans as of January 9, 2017: Mr. Iger — 19,563 shares; Mr. Braverman — 11,210 shares; Ms. McCarthy — 3,679 shares; Ms. Parker — 13,372 shares; and all executive officers as a group — 47,824 shares.
3
Reflects the number of stock units credited as of January 9, 2017 to the account of each non-employee Director participating in the Company's Amended and Restated 1997 Non-Employee Directors Stock and Deferred Compensation Plan. These units are payable solely in shares of Company common stock as described under "Director Compensation," but do not have current voting or investment power. Excludes unvested restricted stock units awarded to executives under the Company's Amended and Restated 2002 Executive Performance Plan that vest on a performance basis and other restricted stock units awarded to executives that have not vested under their vesting schedules.
4
Reflects the number of shares that could be purchased by exercise of options exercisable at January 9, 2017, or within 60 days thereafter under the Company's stock option plans and the number of shares underlying restricted stock units that vest within 60 days of January 9, 2017, excluding dividend equivalent units that will vest in that period.
68

Other Information

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our Directors and executive officers complied during fiscal 2016 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

Electronic Availability of Proxy Statement and Annual Report

As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to shareholders electronically via the Internet on the Company's website at www.disney.com/investors. On January 13, 2017, we began mailing to our shareholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.

If you received a paper copy of this proxy statement by mail and you wish to receive a notice of availability of next year's proxy statement either in paper form or electronically via e-mail, you can elect to receive a paper notice of availability by mail or an e-mail message that will provide a link to these documents on our website. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve environmental resources. Registered shareholders may elect to receive electronic proxy and annual report access or a paper notice of availability for future annual meetings by registering online at www.disneyshareholder.com. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at www.ProxyVote.com. Beneficial or "street name" shareholders who wish to elect one of these options may also do so at www.ProxyVote.com. In either case, you will need the 16 digit number included on your voter instruction form or notice.

Mailings to Multiple Shareholders at the Same Address

The Company is required to provide an annual report and proxy statement or notice of availability of these materials to all shareholders of record. If you have more than one account in your name or at the same address as other shareholders, the Company or your broker may discontinue mailings of multiple copies. If you wish to receive separate mailings for multiple accounts at the same address, you should mark the box labeled "No" next to "Householding Election" on your proxy card. If you are voting by telephone or the Internet and you wish to receive multiple copies, you may notify us at the address and phone number at the end of the following paragraph if you are a shareholder of record or notify your broker if you hold through a broker.

Once you have received notice from your broker or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If you received only one copy of this proxy statement and the annual report or notice of availability of these materials and wish to receive a separate copy for each shareholder at your household, or if, at any time, you wish to resume receiving separate proxy statements or annual reports or notices of availability, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to The Walt Disney Company, c/o Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling Broadridge at 1-866-540-7095, and we will promptly deliver additional materials as requested.

Continues on next page ►

The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement 69

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. We have retained D.F. King & Co., 48 Wall Street, New York, New York 10005, to aid in the solicitation. For these and related advisory services, we will pay D.F. King a fee of $35,000 and reimburse them for certain out-of-pocket disbursements and expenses.

Directors, officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

70

Annex A — Reconciliation of Non-GAAP Measures

This proxy statement includes aggregate segment operating income and earnings per share excluding certain items affecting comparability, which are important financial measures for the Company but are not financial measures defined by Generally Accepted Accounting Principles (GAAP). These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of net income or earnings per share as determined in accordance with GAAP. These measures as we have calculated them may not be comparable to similarly titled measures reported by other companies.

The Company evaluates the performance of its operating segments based on segment operating income, and management uses aggregate segment operating income as a measure of the performance of operating businesses separate from non-operating factors. The Company believes that information about aggregate segment operating income assists investors by allowing them to evaluate changes in the operating results of the Company's portfolio of businesses separate from non-operational factors that affect net income, thus providing separate insight into both operations and the other factors that affect reported results. A reconciliation of segment operating income to net income is as follows (dollars in millions):

	Year Ended

	10/1/2016	10/3/2015	9/27/2014
Segment operating income	$15,721	$14,681	$13,005

Corporate & unallocated shared expenses	(640)	(643)	(611)

Restructuring and impairment charges	(156)	(53)	(140)

Other expense, net	—	—	(31)

Interest income (expense), net	(260)	(117)	23

Vice Gain[1]	332

Infinity Charge[2]	(129)

Income before income taxes	14,868	13,868	$12,246

Income taxes	(5,078)	(5,016)	(4,242)

Net income	9,790	8,852	$8,004

Net income attributable to noncontrolling interests	(399)	(470)	(503)

Net income attributable to Disney	$9,391	$8,382	$7,501

1
Our share of the net gain recognized by A+E Television Networks in connection with an acquisition of their interest in Vice Group Holding, Inc.

2
Charge in connection with the discontinuation of our Infinity console game business.

Continues on next page ►

The Walt Disney Company Notice of 2017 Annual Meeting and Proxy Statement A-1

The Company uses earnings per share excluding certain items affecting comparability to evaluate the performance of the Company's operations exclusive of certain items that impact the comparability of results from period to period. The Company believes that information about earnings per share exclusive of these impacts is useful to investors, particularly where the impact of the excluded items is significant in relation to reported earnings, because the measure allows for comparability between periods of the operating performance of the Company's business and allows investors to evaluate the impact of these items separately from the impact of the operations of the business.

A reconciliation of earnings per share to earnings per share excluding certain items affecting comparability is as follows:

	Pre-Tax Income/Loss	Tax Benefit/Expense	After-Tax Income/Loss	EPS[3]
Year Ended October 1, 2016

As reported	$14,868	$(5,078)	$9,790	$5.73

Exclude:

Vice Gain	(332)	122	(210)	(0.13)

Infinity Charge	129	(47)	82	0.05

Restructuring and impairment charges[1]	156	(43)	113	0.07

Excluding certain items affecting comparability	$14,821	$(5,046)	$9,775	$5.72

Year Ended October 3, 2015

As reported	$13,868	$(5,016)	$8,852	$4.90

Exclude:

Disnelyland Paris tax asset write-off	—	399	399	0.23

Restructuring and impairment charges[1]	53	(20)	33	0.02

Excluding certain items affecting comparability	$13,921	$(4,637)	$9,284	$5.15

Year Ended September 27, 2014

As reported	$12,246	$(4,242)	$8,004	$4.26

Exclude:

Restructuring and impairment charges[1]	140	(48)	92	0.05

Other expense, net[2]	31	(12)	19	0.01

Excluding certain items affecting comparability	$12,417	$(4,302)	$8,115	$4.32

1
See footnote 17 to the Company's Audited Financial Statements for fiscal 2015.

2
Fiscal 2014 includes a loss from Venezuelan foreign currency translation ($143 million pre-tax and before noncontrolling interest), partially offset by a gain on the sale of property ($77 million pre-tax) and income related to a portion of a settlement of an affiliate contract dispute ($29 million pre-tax).

3
May not equal to the sum of rows due to rounding.
A-2

© Disney

Your Vote is Important

Please make sure to vote your proxy:

1. Visit www.proxyvote.com and enter the control number found on the enclosed form.

2.      Dial 1-800-690-6903 and enter the control number found on the form.

3.      If you received a proxy card, complete the form with your vote, sign and return it in the enclosed postage paid envelope.

*Please note that if you do not vote your proxy, your shares will not be represented at the meeting unless you attend the meeting and vote in person.

©Disney

Your Vote is Important

Please make sure to vote your proxy:

1.      Visit www.proxyvote.com and enter the control number found on the enclosed form.

2.      Dial the phone number and enter the control number found on the form.

3.      If you received a Voter Instruction Form, complete the form with your vote, sign and return in the enclosed postage paid envelope.

*Please note that if you do not vote your shares, your broker will not be able to vote your shares for you and your shares will not be represented at the meeting.

©Disney

SCAN TO VIEW MATERIALS & VOTE
THE WALT DISNEY COMPANY C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

Vote 24 Hours a Day, 7 Days a Week by Internet, Telephone or Mail.

Have your proxy card in hand when voting by internet or phone and follow the instructions below. See reverse side for specific deadlines.

VOTE BY INTERNET - www.ProxyVote.com or scan the QR Barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information.

VOTE BY PHONE - 1-800-690-6903 - To transmit your voting instructions by telephone.

VOTE BY MAIL - Mark, sign and date your proxy card and return it in the envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE CONFIRMATION - Beginning February 21, 2017 through May 8, 2017, you may confirm your vote twenty-four hours after your vote is received. To obtain vote confirmation, log onto www.ProxyVote.com using the 16 digit number located below.

If voting by internet or phone, do NOT mail back the proxy card. You can access, view and download this year's Annual Report and Proxy Statement at www.ProxyVote.com.

*Note: To vote accounts separately, please call 1-855-449-0994.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E15939-P84699	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE WALT DISNEY COMPANY

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors		For	Against	Abstain

1a. Susan E. Arnold		☐	☐	☐

1b. John S. Chen		☐	☐	☐	The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

1c. Jack Dorsey		☐	☐	☐	2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accountants for 2017.		☐	☐	☐

1d. Robert A. Iger		☐	☐	☐

1e. Maria Elena Lagomasino		☐	☐	☐	3. To approve the advisory resolution on executive compensation.		☐	☐	☐

1f. Fred H. Langhammer		☐	☐	☐
1g. Aylwin B. Lewis		☐	☐	☐	The Board of Directors recommends you vote 1 year on the following proposal:	1 Years	2 Years	3 Years	Abstain

					4. To approve holding an advisory vote on executive compensation every one, two or three years, as indicated.	☐	☐	☐	☐
1h. Robert W. Matschullat		☐	☐	☐

1i. Mark G. Parker		☐	☐	☐	The Board of Directors recommends you vote AGAINST the following proposals:		For	Against	Abstain

1j. Sheryl K. Sandberg		☐	☐	☐	5. To approve the shareholder proposal requesting an annual report disclosing information regarding the Company's lobbying policies and activities.		☐	☐	☐
1k. Orin C. Smith		☐	☐	☐

6.   To approve the shareholder proposal requesting the Board to amend the Company's bylaws relating to proxy access to increase the number of permitted nominees, remove the limit on aggregating shares to meet the shareholding requirement, and remove the limitation on renomination of persons based on votes in a prior election.

							☐	☐	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.					HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.		☐ Yes	☐ No

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

© Disney

If you plan to attend the meeting on March 8, 2017, you must request an admission ticket in advance following the instructions set forth in the Proxy Statement. Tickets will be issued to registered and beneficial owners and to one guest accompanying each registered or beneficial owner.

Requests for admission tickets will be processed in the order in which they are received and must be requested no later than March 7, 2017. Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present a valid picture identification such as a driver’s license or passport with their admission ticket. Seating will begin at 9:00 a.m., and the meeting will begin at 10:00 a.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.ProxyVote.com.

If you wish to change your address, please visit www.disneyshareholder.com, or call Disney's Transfer Agent, Broadridge at 1-855-553-4763.

SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to "shareholder meeting registration" link at www.ProxyVote.com.

E15940-P84699

THE WALT DISNEY COMPANY Annual Meeting of Shareholders March 8, 2017 10:00 AM This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) CHRISTINE M. MCCARTHY, ALAN N. BRAVERMAN and ROGER J. PATTERSON, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of The Walt Disney Company that the undersigned would be entitled to cast if personally present at the 2017 Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

IF YOU ARE A SHAREHOLDER OF RECORD, THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED ON THE REVERSE SIDE; FOR PROPOSALS 2 AND 3; FOR 1 YEAR ON PROPOSAL 4; AGAINST PROPOSALS 5 AND 6; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON MARCH 7, 2017.

If you hold shares in any 401(k) savings plan of the Company (the "Plans"), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans. Shares in each of the Plans for which voting instructions are not received by 11:59 p.m. Eastern Time on March 3, 2017, or if no choice is specified, will be voted by an independent fiduciary. Your voting instructions will be kept confidential by the trustee.

Please date and sign exactly as your name appears on the form and mail the proxy promptly. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

(Continued and to be marked, dated and signed on the other side)

© Disney

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on March 8, 2017.

THE WALT DISNEY COMPANY

Meeting Information

 Meeting Type:         Annual Meeting

 For holders as of:  January 9, 2017

 Date: March 8, 2017          Time: 10:00 a.m.

 Location:    Bellco Theatre at the Colorado Convention Center

700 14th Street

Denver, Colorado 80202

THE WALT DISNEY COMPANY C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

This notice also constitutes Notice of the 2017 Annual Meeting of Shareholders.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E15931-P84699

© Disney

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow à
		XXXX XXXX XXXX XXXX	(located on the following page)
and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:

	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow
à
	XXXX XXXX XXXX XXXX	(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor or transfer agent.
Please make the request as instructed above on or before February 22, 2017 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote In Person: All shareholders of record at January 9, 2017 (or holders in street name who have obtained a valid proxy) may vote in person at the meeting. You can obtain directions for attending the meeting as described under Attendance at the Meeting in the Proxy Statement.

Vote By Internet: Go to www.proxyvote.com or from a smart phone or tablet, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow à
	XXXX XXXX XXXX XXXX	available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote Confirmation: Beginning February 21, 2017 through May 8, 2017, you may confirm your vote twenty-four hours after your vote is received. To obtain vote confirmation, log onto www.ProxyVote.com using the 16 digit number located below.

SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to "Shareholder Meeting Registration” link at www.proxyvote.com.

E15932-P84699

Voting Items

The Board of Directors recommends you vote FOR each of the following Directors:	The Board of Directors recommends you vote FOR the following proposals:

1.

Election of Directors

1a.                Susan E. Arnold

1b.                John S. Chen

1c.                Jack Dorsey

1d.                Robert A. Iger

1e.                Maria Elena Lagomasino

1f.                  Fred H. Langhammer

1g.                Aylwin B. Lewis

1h.                Robert W. Matschullat

1i.                   Mark G. Parker

1j.                   Sheryl K. Sandberg

1k.                Orin C. Smith

2.      To ratify the appointment of PricewaterhouseCoopers LLP as the Company's registered public accountants for 2017.

3.      To approve the advisory resolution on executive compensation.

The Board of Directors recommends you vote 1 year on the following proposal:

4.      To approve holding an advisory vote on executive compensation every one, two or three years, as indicated.

The Board of Directors recommends you vote AGAINST the following proposals:

5.      To approve the shareholder proposal requesting an annual report disclosing information regarding the Company's lobbying policies and activities.

6.      To approve the shareholder proposal requesting the Board to amend the Company's bylaws relating to proxy access to increase the number of permitted nominees, remove the limit on aggregating shares to meet the shareholding requirement, and remove the limitation on renomination of persons based on votes in a prior election.

E15933-P84699

E15934-P84699

The Walt Disney Company

2017 Annual Meeting of shareholders

March 8, 2017 at 10:00 a.m.

Bellco Theatre at the Colorado Convention Center

700 14th Street

Denver, Colorado 80202

Dear Disney Shareholder:

The 2017 Annual Meeting of shareholders of The Walt Disney Company will be held at the Bellco Theatre at the Colorado Convention Center, 700 14th Street, Denver, Colorado 80202, on Wednesday, March 8, 2017, beginning at 10:00 a.m.

Shareholders of record of Disney common stock (NYSE: DIS) at the close of business on January 9, 2017, are entitled to vote at the meeting and any postponements or adjournments of the meeting. The items of business and the recommendations of the Board of Directors are described in the proxy materials.

This communication presents only an overview. Complete proxy materials are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/9999999999999

To access these materials, you will need your four digit PIN and the control number listed below.

- Your PIN is the last four digits of the Social Security Number on file.

To have your PIN number emailed to you, please follow the

instructions on www.proxyvote.com

Control Number: 999999999999

Using this PIN and control number, you will be able to vote all of the following shares:

NAME

----------------------------------------

THE WALT DISNEY COMPANY - COMMON                             8,273.541100

DISNEY SALARIED 401K                                         0.169000

CUSIP NO: 254687D99

If you would like to vote the shares in any of these accounts separately, please call (855) 449-0994 or outside the US and Canada call (720) 378-5965, and you will be provided with separate control numbers and instructions on how to vote your shares. Please have your control number with you when calling.

Internet voting for Registered holders is accepted up to 11:59 (ET) on March 7, 2017. Internet voting for 401(k) participants is accepted up to 11:59 (ET) on March 3, 2017.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before February 22, 2017 to facilitate timely delivery. You may request a copy as follows:

1. By Internet: www.proxyvote.com

2. By telephone: 1-800-579-1639

3. By e-mail: mailto:sendmaterial@proxyvote.com (send a blank e-mail with the 16 digit Control Number in the subject line)

The proxy statement and annual report may also be viewed at:

Proxy Statement

https://ditm-twdc-us.storage.googleapis.com/2017-Proxy-Statement.pdf

Annual Report

https://ditm-twdc-us.storage.googleapis.com/2016-Annual-Report.pdf

ProxyVote Confirmation:

ProxyVote Confirmation is a service that gives shareholders the opportunity to confirm that their vote was cast in accordance with their instructions. Vote confirmation will be available 24 hours after your vote is received beginning February 21, 2017 with the final vote tabulation remaining available through May 8, 2017. Select the link below and you will be prompted to enter the Control Number above. If your vote is not yet available, please retain your control number and revisit the page at a later date. You can access the site at: http://confirm.proxyvote.com.

To view the documents at these sites, you may need Adobe Acrobat Reader. To download the Adobe Reader, click the following url address:

http://www.adobe.com/products/acrobat/readstep2.html

Instructions on how to attend the meeting and vote your shares in person are available on page 67 of the Proxy Statement.

You received this e-mail because our records show that (1) you are an employee of THE WALT DISNEY COMPANY who has regular access to the company's e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive THE WALT DISNEY COMPANY communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com. If you would like to cancel your enrollment, or change your e-mail address, please go to:

http://shareholder.broadridge.com/disneyinvestor

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com. (Include the original text and subject line of this message for identification purposes.) AOL Users, please highlight the entire message before clicking the reply button.